UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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☐     Preliminary Proxy Statement                    ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒     Definitive Proxy Statement

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☐     Soliciting Material Pursuant to sec. 240.14a-12

Omega Protein Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Omega Protein Corporation (the “Company”) to be held on Thursday, June 25, 2015 at 9:00 a.m., local time, at The Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202-3402. A Notice of the Annual Meeting, Proxy Statement and proxy card are enclosed with this letter. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2014 also accompanies this mailing.

At the Annual Meeting, we will vote on certain matters being submitted to the stockholders, report on the progress of the Company, comment on matters of interest and respond to your questions. Stockholders can vote their shares by proxy by telephone, the Internet or the enclosed proxy card, or by attending the Annual Meeting in person.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting, we hope that you will read the enclosed Proxy Statement and the voting instructions on the enclosed proxy card and then vote by completing, signing, dating and mailing the proxy card in the enclosed, postage pre-paid envelope or vote by telephone or the Internet. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

We appreciate your continued interest in the Company.

Sincerely,

Gary R. Goodwin

Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2015

TO THE STOCKHOLDERS OF OMEGA PROTEIN CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Omega Protein Corporation (the “Company”) will be held at The Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202-3402 on Thursday, June 25, 2015 at 9:00 a.m., local time, for the following purposes:

1.	To elect three Class II directors for a term of three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015;

3.	To approve the Company’s 2015 Long Term Incentive Plan;

4.	To hold an advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors recommends that you vote FOR all of the nominees for Class II director and FOR each of proposals 2, 3 and 4 above.

The Board of Directors has fixed the close of business on April 28, 2015 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. If you are a stockholder of record, you may vote over the Internet, by telephone or by completing and mailing the enclosed proxy card in the envelope provided. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

You are cordially invited to attend the Annual Meeting.

By Order of the

Board of Directors,

JOHN D. HELD

Executive Vice President,

General Counsel and Secretary

Houston, Texas

April 29, 2015

OMEGA PROTEIN CORPORATION

2105 CityWest Blvd.

Suite 500

Houston, Texas 77042

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

JUNE 25, 2015

General Information

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Omega Protein Corporation (“Omega” or the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at The Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202-3402 on Thursday, June 25, 2015 at 9:00 a.m., local time, and at any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement and the enclosed form of proxy (the “Proxy Card”) are first being mailed to stockholders on or about April 29, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 25, 2015.

We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting of Stockholders, Proxy Card and Annual Report to Stockholders for the fiscal year ended December 31, 2014, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report to Stockholders for the Company’s fiscal year ended December 31, 2014 are available at www.astproxyportal.com/ast/03646/. In accordance with rules of the Securities and Exchange Commission (the “SEC”), the materials on this website are searchable, readable and printable and the website does not have “cookies” or other tracking devices which identify visitors.

Voting Procedures

If you are a record holder, meaning your shares are registered in your own name, you may vote:

(1)

Over the Internet: Go to the website of our tabulator, American Stock Transfer & Trust Company, at www.voteproxy.com. Use the vote control number printed on your enclosed proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2)

By Telephone: Call 1-800-PROXIES (1-800-776-9437) toll free from the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone, and follow the instructions on your enclosed proxy card. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3)

By Mail: Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

(4)

In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, you may vote:

(1)

Over the Internet: You will receive instructions from your broker, bank or other nominee stating if they permit Internet voting and, if they do, explaining how to do so. You should follow those instructions.

(2)

By Telephone: You will receive instructions from your broker, bank or other nominee stating if they permit telephone voting and, if they do, explaining how to do so. You should follow those instructions.

(3)	By Mail: You will receive from your broker, bank or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(4)

In Person at the Annual Meeting: You must contact your broker, bank or other nominee who holds your shares to obtain a brokers’ proxy card and bring it with you to the Annual Meeting. You will not be able to vote in person at the meeting unless you have a proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

Proxy Card

The shares represented by any Proxy Card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a “Conforming Proxy”) will be voted in accordance with the specifications made thereon. Conforming Proxies that are properly signed and returned but on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in the Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. A stockholder who has executed and delivered a Conforming Proxy may revoke that Conforming Proxy at any time before it is voted by (i) executing a new proxy with a later date and delivering the new proxy to the Company Secretary, (ii) voting in person at the Annual Meeting, or (iii) giving written notice of revocation to the Company Secretary prior to the Annual Meeting. A stockholder who has voted over the Internet or by telephone may change his or her vote by voting again over the Internet or by telephone as instructed above. Only the stockholder’s latest Internet or telephone vote will be counted.

Proof of Ownership Required for Attending the Annual Meeting in Person

You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on April 28, 2015, the record date set by the Board of Directors (“Record Date”), or hold a valid proxy for the Annual Meeting. If you are a named stockholder or a beneficial owner of Common Stock that is held of record by a broker, bank or other nominee, you will need to provide valid identification and proof of ownership to be admitted to the Annual Meeting. This proof can be:

●	a brokerage statement or letter from a broker, bank or other nominee indicating ownership on April 28, 2015,

●	a proxy card, or

●	a legal proxy provided by your broker, bank or other nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures. No cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting.

Quorum and Other Matters

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), is necessary to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum without regard as to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock represented by Conforming Proxies that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner’s discretion has been withheld (a “broker non-vote”) for voting on some or all other matters.

Proposal No. 1, the three directors to be elected, will require approval of a plurality of the votes cast. With plurality voting, the three nominees for director who receive the largest number of shares voted will be elected, irrespective of the number or percentage of votes cast. Directors will be elected by a favorable vote of the plurality of shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may either vote “FOR” or “WITHHOLD” authority to vote for the Company’s director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

All other matters to come before the Annual Meeting, including Proposals No. 2, 3 and 4, will require the approval of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals to be presented at the Annual Meeting. If you abstain from voting on these proposals, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. An abstention will have the same practical effect as a vote against the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2), the proposal on the Company’s 2015 Long-Term Incentive Plan (Proposal No. 3) and the advisory proposal on executive compensation (Proposal No. 4).

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes occur when brokers, banks and other nominees do not receive voting instructions from their customers and the broker, bank or other nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, your broker, bank or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. Routine matters do not include the election of directors, the adoption of, or amendments to, stock incentive plans, or the advisory proposal on executive compensation. If your shares are held by a broker, your broker cannot vote your shares for the election of directors, the proposal on the 2015 Long-Term Incentive Plan or the advisory proposal on executive compensation unless you provide voting instructions. Therefore, please instruct your broker how to vote your shares on these matters promptly. Broker non-votes will not be counted for purposes of the election of directors and will have no effect on the outcome of the vote for the proposal on the 2015 Long-Term Incentive Plan or the advisory proposal on executive compensation.

Solicitation of Proxies

This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. Directors, officers and employees may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. The Company has retained Georgeson, Inc. to solicit proxies. Under our agreement with Georgeson, Inc., Georgeson, Inc. will receive a fee of $6,250 plus the reimbursement of reasonable expenses. The Company also expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses incurred when forwarding proxy materials to beneficial owners.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The outstanding voting securities of the Company consist entirely of shares of Common Stock. Each share of Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, the Company had outstanding 21,718,072 shares of Common Stock.

Security Ownership of Certain Beneficial Owners

To the Company’s knowledge, the following persons are the only persons who are beneficial owners of more than five percent of the Common Stock based on the number of shares outstanding on December 31, 2014 (21,527,319 shares):

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Dimensional Fund Advisors, LP(1) Building One 6300 Bee Cave Road Austin, Texas 78746	1,789,139	8.3%

Blackrock, Inc.(2) 55 East 52nd Street New York, New York 10022	1,620,474	7.5%

Franklin Resources, Inc.(3) One Franklin Parkway San Mateo, California 94403	1,200,000	5.6%

LSV Asset Management(4) 155 N. Wacker Drive, Suite 4600 Chicago, Illinois 60606	1,176,078	5.5%

(1)	Based on a Schedule 13G/A dated February 5, 2015 filed with the SEC by Dimensional Fund Advisors LP showing sole voting power over 1,717,884 shares and sole dispositive power over 1,789,139 shares.

(2)	Based on a Schedule 13G/A dated January 12, 2015 filed with the SEC by Blackrock, Inc. showing sole voting power over 1,563,355 shares and sole dispositive power over 1,620,474 shares.

(3)	Based on a Schedule 13G/A dated January 27, 2015 filed with the SEC by Franklin Resources, Inc. showing sole voting power over 1,200,000 shares and sole dispositive power over 1,200,000 shares.

(4)	Based on a Schedule 13G dated February 12, 2015 filed with the SEC by LSV Asset Management showing sole voting power over 443,100 shares and sole dispositive power over 1,176,078 shares.

Security Ownership of Directors and Executive Officers

The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of March 31, 2015 by each of the Company’s directors and executive officers, including each of the Named Executive Officers set forth in the Summary Compensation Table in this Proxy Statement, and by all directors and executive officers as a group. Unless otherwise noted, each of the named persons and members of the group has sole voting and investment power with respect to the shares of Common Stock shown.

Name of Beneficial Owner	Shares of the Company’s Common Stock(1)	Percentage of the Company’s Common Stock(2)
EXECUTIVE OFFICERS:
Bret D. Scholtes	450,381	2.1%
Dr. Mark E. Griffin	253,929	1.2%
John D. Held	197,595	*
Joseph R. Vidal	148,445	*
Andrew C. Johannesen	92,073	*
Gregory P. Toups	69,899	*
Matthew W. Phillips	58,033	*
Terry Olson(3)	36,196	*
Montgomery C. Deihl	21,426	*
DIRECTORS:
Dr. Gary L. Allee	69,357	*
David A. Owen	45,342	*
Paul M. Kearns	39,126	*
David W. Wehlmann	32,871	*
Gary R. Goodwin	27,585	*
Gary J. Ermers	3,620	*
Stephen C. Bryan	3,620	*

All directors and executive officers as a group, including those persons named above (16 total)	1,549,498	7.4%

*     Represents ownership of less than 1.0%.

(1)

Includes 300,000; 168,334; 125,000; 40,834; 40,000; 28,929; 30,000; 24,200; 20,000; and 777,297 shares of Common Stock subject to stock options exercisable on March 31, 2015 or within 60 days thereafter held by, respectively, Messrs. Scholtes, Griffin, Held, Toups, Allee, Owen, Kearns, Wehlmann, Goodwin, and all directors and executive officers as a group. None of the directly owned shares of Common Stock or stock options are pledged as collateral. Some of the directly owned shares of Common Stock held by directors or executive officers are held pursuant to the Company’s Stock Retention Guidelines. See “Proposal 1 Election of Directors — Stock Retention Guidelines.”

(2)

For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons, any security which such person has the right to acquire within 60 days after March 31, 2015 is deemed to be outstanding for that person, but is not deemed to be outstanding in computing the percentage ownership of any other person.

(3)	Mr. Olson’s employment with the Company ended on March 31, 2015.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation divide the Board of Directors into three classes designated as Class I, Class II and Class III. Each class of directors is elected to serve a three-year term. The Board presently consists of eight directors, two in Class I, three in Class II and three in Class III, whose terms expire at the 2017, 2015 and 2016 Annual Meetings, respectively, or as soon thereafter as their successors are duly elected and qualified.

The current Class II directors are Gary R. Goodwin, David W. Wehlmann and Stephen C. Bryan and their terms expire at the Annual Meeting, or as soon thereafter as their successors are duly elected and qualified. Each of Mr. Goodwin, Mr. Wehlmann and Mr. Bryan has been nominated by the Board of Directors pursuant to the recommendation of the Corporate Governance and Nominating Committee to be elected by the holders of the Common Stock to serve a three-year term as a Class II director. The Board has determined that each of Mr. Goodwin, Mr. Wehlmann and Mr. Bryan is independent under the rules of the New York Stock Exchange (“NYSE”) and the definition of “independent director” as established by the Board.

Our Board of Directors includes eight members who we believe are well-qualified to serve on the Board and represent our stockholders’ best interests. The basic responsibility of a Company director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its stockholders.

The Corporate Governance and Nominating Committee and the Board consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for director are selected on the basis of Board experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment.

We believe that each of the director nominees and our other directors bring these qualifications in a positive manner to our Board of Directors. Moreover, our members provide our Board with a diverse complement of specific business skills, experience and perspectives. In addition to the general qualifications described above and the information included in each director’s biographical summary, the following table describes some of the key qualifications, business skills, experience and perspectives that each of our directors brings to our Board:

Director	Additional Qualifications
Bret D. Scholtes	Expertise in the Company’s business and industry.

Paul M. Kearns	Expertise in insurance markets and risk management.

Gary R. Goodwin	Expertise in energy markets.

Dr. Gary L. Allee	Expertise in swine nutrition research and production and other animal feed markets.

Gary J. Ermers	Financial accounting expertise; Audit Committee financial expert; expertise in the healthcare industry.

Stephen C. Bryan	Expertise in the manufacturing and sales of vitamin and mineral supplements and food ingredients.

David A. Owen	Expertise in law and complex commercial litigation.

David W. Wehlmann	Financial accounting expertise; Audit Committee financial expert; expertise in the oil and gas industry.

 The Company’s Articles of Incorporation provide that no more than a minority of the number of directors necessary to constitute a quorum of the Board of Directors may be non-U.S. citizens. Each of the Company’s directors is a citizen of the United States except for Paul M. Kearns, who is a Class III director and citizen of the United Kingdom.

Conforming Proxies representing shares of Common Stock held on the Record Date that are returned will be voted, unless otherwise specified, in favor of the nominees for the Class II directors named below. The nominees have consented to be named in this Proxy Statement and to serve if elected, but should any nominee be unavailable to serve (which event is not anticipated) the persons named in the Proxy Card intend to vote for such substitute nominee or nominees as the Corporate Governance and Nominating Committee may recommend and that the Board of Directors may nominate.

Class II Nominees — Current Term Expires at the 2015 Annual Meeting

GARY R. GOODWIN, age 67, has been a director of the Company since November 2006 and Chairman of the Board since February 2013. Mr. Goodwin currently manages his personal investments. Mr. Goodwin served as a Principal and Vice President — Crude Oil Marketing of Texon, L.P., a privately held crude oil marketing company from 1996 until his retirement in March 2010.

DAVID W. WEHLMANN, age 56, has been a director of the Company since April 2012. Mr. Wehlmann is currently a business consultant and private investor. Mr. Wehlmann served as Executive Vice President, Investor Relations of Precision Drilling Corporation, a publicly traded oilfield services company, until March 2012. He assumed this position in December 2008 upon the acquisition of Grey Wolf, Inc. by Precision Drilling Corporation. Mr. Wehlmann previously served as Executive Vice President, Chief Financial Officer and Secretary of Grey Wolf, Inc., a publicly traded oilfield services company, from March 2003. He was Senior Vice President, Chief Financial Officer and Secretary of Grey Wolf, Inc. from February 1998 to March 2003. He joined Grey Wolf in July 1996 and served as Vice President and Controller. Mr. Wehlmann has served as a director of Xtreme Drilling and Coil Services Corp., a publicly traded Canadian-based land rig drilling contractor, since May 2013, and as a director of Paragon Offshore plc, a publicly traded provider of offshore drilling services, since August 2014. Mr. Wehlmann previously served as a director of Cano Petroleum, Inc., a publicly traded oil and gas exploration and production company, from December 2007 until September 2010. Mr. Wehlmann is a Certified Public Accountant.

STEPHEN C. BRYAN, age 68, has been a director of the Company since June 2014. Mr. Bryan currently manages his personal investments. Mr. Bryan served as the President and Chief Executive Officer of Delavau, LLC, a vitamin and mineral supplement and technology-based food ingredient manufacturer, from 2003 to March 2013 and was responsible for directing all aspects of Delavau's business with a focus on sales, operations and product development. Prior thereto, Mr. Bryan was President of the Great Lakes Division of TCI/AT&T Broadband, a cable, telecommunications and internet service company, and President of Entenmann's Bakery Company, a fresh baked goods manufacturing company. Mr. Bryan also has more than twenty years of general management and marketing experience with Kraft Foods, General Foods, and Frito-Lay. Mr. Bryan also served as a pilot for the U.S. Navy.

Vote Required. Each nominee shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MR. GOODWIN, MR. WEHLMANN AND MR. BRYAN AS A CLASS II DIRECTOR.

Continuing Directors

Biographical and other information with respect to all members of the Board of Directors whose current terms will continue after the Annual Meeting is set forth below:

Class III Directors—Current Term Expires at the 2016 Annual Meeting

PAUL M. KEARNS, age 50, has been a director of the Company since June 2001. Since August 2013, Mr. Kearns has served as Managing Director — Marine at Price Forbes Ltd., a London-based insurance brokerage firm which is the successor to Prentis, Donegan & Partners, Ltd., an insurance brokerage firm which Mr. Kearns co-founded in 1993. Prior to August 2013, Mr. Kearns served as Director — Marine at Price Forbes Ltd. Mr. Kearns has more than 25 years of experience in the global risk management and insurance industries. Mr. Kearns is a citizen of the United Kingdom.

BRET D. SCHOLTES, age 45, has served as the Company’s President and Chief Executive Officer since January 2012 and as a director of the Company since February 2013. Prior thereto, Mr. Scholtes served as the Company’s Senior Vice President — Corporate Development from April 2010 to December 2010 and as the Company’s Executive Vice President and Chief Financial Officer from January 2011 to December 2011. From 2006 to April 2010, Mr. Scholtes served as a Vice President at GE Energy Financial Services, a global energy investment firm. Prior to that, Mr. Scholtes held positions with two publicly traded energy companies. Mr. Scholtes also has five years of public accounting experience.

GARY J. ERMERS, age 55, has been a director of the Company since June 2014. Mr. Ermers serves as the Associate Director of Healthcare Consulting Services at Dean Dorton Allen Ford, PLLC, a public accounting firm, a position he has held since 2013. From 1996 to 2012, Mr. Ermers served as Chief Financial Officer of Saint Joseph Health System, Inc., a large multi-hospital and physician network. Mr. Ermers also served as interim CEO of that organization in 2004. Mr. Ermers holds an MBA degree in Finance from DePaul University and a BA degree in Accounting from the University of Wisconsin – Eau Claire.

Class I Directors — Current Term Expires at the 2017 Annual Meeting

DR. GARY L. ALLEE, age 70, has been a director of the Company since May 1998. For more than twenty years, Dr. Allee was Professor of Swine Nutrition at the University of Missouri, a position from which he retired in 2010. Dr. Allee has also served as President and as a member of the Board of Directors of the Midwest Section of the American Society of Animal Science. Dr. Allee has B.S. and M.S. degrees in Animal Husbandry and Swine Nutrition from the University of Missouri and a Ph.D. in Nutritional Sciences from the University of Illinois.

DAVID A. OWEN, age 56, has been a director of the Company since February 2010. Mr. Owen has been a partner in the law firm of Dickinson Wright PLLC since January 2015. Prior to that date, Mr. Owen was a partner in the law firm of Bingham Greenebaum Doll LLP and its predecessor entity, Greenebaum Doll & McDonald PLLC, for more than the last five years, where he served in firm management as Deputy Chairman, a member of the Compensation Committee and various other management positions. He represents businesses in a variety of complex commercial litigation matters. Mr. Owen's litigation practice includes environmental, agribusiness, anti-trust, securities and environmental enforcement matters. Mr. Owen received his B.S. in Chemical Engineering from Clemson University and his J.D. from Northern Kentucky University, Salmon P. Chase College of Law.

Board of Directors and Board Committees

The Company’s Board of Directors has eight directors and has established the Audit, Compensation and Corporate Governance and Nominating Committees as its standing committees. The Board of Directors does not have an executive committee or any committees performing a similar function.

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long-term. The Corporate Governance Guidelines also contain the Board’s definitions for determining director independence. The Corporate Governance Guidelines are posted on the Company’s website at www.omegaprotein.com. The Company will also provide a copy of the Corporate Governance Guidelines to any stockholder upon request.

During 2014, the Board of Directors met six times and acted five times by unanimous written consent, the Audit Committee met four times, the Compensation Committee met five times and acted one time by unanimous written consent, and the Corporate Governance and Nominating Committee met three times. Each incumbent director, during the period for which he was a director in 2014, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served.

Audit Committee. The Audit Committee consists of Mr. Wehlmann (Chairman), Mr. Goodwin and Mr. Ermers. Each of these Audit Committee members served on the Audit Committee for all of 2014, except for Mr. Ermers who joined the Audit Committee on June 19, 2014. In addition, Dr. Allee served as a member of the Audit Committee in 2014 until June 19, 2014.

The Board of Directors has determined each Audit Committee member to be “independent” under the definition set forth in the NYSE listing standards, under the standards set for audit committee members by the Exchange Act, and under the definition of independent director established by the Board. The Board of Directors has also determined that Mr. Wehlmann and Mr. Ermers are audit committee financial experts as that term is used in applicable SEC regulations.

The Audit Committee reviews the adequacy of the Company’s internal control systems and financial reporting procedures, reviews the general scope of the annual audit and reviews and monitors the performance of non-audit services by the Company’s independent registered public accounting firm. The Audit Committee meets with the Company’s independent registered public accounting firm and with appropriate financial personnel of the Company regarding these matters. The Audit Committee also appoints the Company’s independent registered public accounting firm. The independent registered public accounting firm may meet alone with the Audit Committee and has unrestricted access to the Audit Committee. The Audit Committee operates under a written charter which is posted on the Company’s website at www.omegaprotein.com. The Company will also provide a copy of this charter to any stockholder upon request.

Compensation Committee. The Compensation Committee consists of Dr. Allee (Chairman), Mr. Bryan and Mr. Wehlmann. Each of these Compensation Committee members served on the Compensation Committee for all of 2014, except for Mr. Bryan who joined the Compensation Committee on June 19, 2014. In addition, Mr. Kearns served as a member of the Compensation Committee in 2014 until March 31, 2014 and Mr. Goodwin served as a member of the Compensation Committee in 2014 until June 19, 2014.

The Board of Directors has determined each Compensation Committee member to be independent under the definition set forth in the NYSE listing standards and under the definition of independent director established by the Board. The Compensation Committee determines the compensation (both salary and performance incentive compensation) to be paid to the Chief Executive Officer and certain other officers of the Company, and makes grants of long-term incentive awards. The Compensation Committee operates under a written charter which is posted on the Company’s website at www.omegaprotein.com. The Company will also provide a copy of this charter to any stockholder upon request.

We believe our compensation program for employees and executives is not likely to have a material adverse effect on the Company because we believe our combination of base salary, bonus and long-term equity incentives is balanced and serves to motivate our employees to accomplish our Company objectives while avoiding unreasonable risk-taking.

For a description of the Company’s processes and procedures for considering and determining executive and director compensation and the role of any compensation consultants in executive and director compensation, see “Compensation Discussion and Analysis for the Year Ended December 31, 2014”.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists of Mr. Owen (Chairman), Mr. Goodwin and Dr. Allee. Each of these Corporate Governance and Nominating Committee members served on the Corporate Governance and Nominating Committee for all of 2014, except for Mr. Goodwin who joined the Corporate Governance and Nominating Committee on June 19, 2014. In addition, Mr. Kearns served as a member of the Corporate Governance and Nominating Committee in 2014 until March 31, 2014 and Dr. William E.M. Lands, a former director, served as a member of the Corporate Governance and Nominating Committee until his retirement as a Board member on June 19, 2014.

The Board of Directors has determined each member of the Corporate Governance and Nominating Committee to be “independent” under the definition set forth in the NYSE listing standards and under the definition of independent director established by the Board. The Corporate Governance and Nominating Committee reviews and reports to the Board on a periodic basis on corporate governance matters, periodically reviews and assesses the effectiveness of the Board’s Corporate Governance Guidelines and recommends proposed revisions to the Corporate Governance Guidelines to the Board. The Committee also identifies individuals qualified to become members of the Board, recommends to the Board director nominees for Board seats and committee seats, and monitors and evaluates the orientation and training needs of directors. The Corporate Governance and Nominating Committee operates under a written charter which is posted on the Company’s website at www.omegaprotein.com. The Company will also provide a copy of this charter to any stockholder upon request.

Other than the provisions contained in the Company’s Bylaws set forth below, the Corporate Governance and Nominating Committee has not established formal procedures to be followed by stockholders submitting recommendations for candidates for the Board, nor has it established a formal process for identifying candidates for directors. The Corporate Governance and Nominating Committee considers individuals who have distinguished records for leadership and success in their area of activity and who will make meaningful contributions to the Board. The Corporate Governance and Nominating Committee recommends to the Board nominees for director on the basis of broad experience, character, integrity, ability to make independent analytical inquiries, as well as their understanding of the Company’s business environment. The Company has not paid fees to any third party to identify, evaluate or assist any director candidates.

Although not part of any formal policy, our goal with regard to diversity is to have a balanced and diverse Board, with members whose skills, backgrounds and experiences are complementary and, together cover the broad spectrum of areas that impact our business. Our directors bring a broad range of leadership experience to the boardroom that is useful to our Company. We believe all Board members are well-engaged in their responsibilities, and all Board members express their views and are open to the opinions expressed by other directors.

The Board believes that it should generally have no fewer than five and no more than nine directors. This range permits diversity of experience without hindering effective discussions or diminishing individual accountability. The Board believes that stockholders will benefit from the continuity, experience and stability that comes with longevity of service on the Board. As such, the Board does not limit the terms of its directors or require retirement at a specific age.

The Company’s Bylaws provide that nominations for the election of directors may be made upon timely notice given by a stockholder. A timely notice must be made in writing, and physically received by the Secretary of the Company, not later than the close of business on the 60th calendar day, nor earlier than the close of business on the 90th calendar day, before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is more than 30 calendar days before, or more than 60 calendar days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 90th calendar day before such annual meeting and not later than the close of business on the later of the 60th calendar day before such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company. The stockholder notice must contain: (i) the name and address of the nominee for director, (ii) the name and address, as they appear on the books of the Company, of the stockholder proposing the nomination, (iii) the class and number of shares of the stock of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in the nomination.

Independent Directors. The Board of Directors has determined that all members of the Board, other than the Company’s President and Chief Executive Officer, Bret Scholtes, are “independent” under the definition set forth in the NYSE listing standards and under the definition of independent director established by the Board. In addition, the Board of Directors has determined that all members of the Company’s Audit Committee, in addition to meeting the above standards, also meet the criteria for independence for audit committee members under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Board’s policy on the number or percentage of independent directors on the Board is that a majority of directors on the Board shall be independent. In addition, pursuant to the NYSE listing standards, the Company is required to have, and currently has, a majority of independent directors on the Board.

The Board of Directors determines whether each director is independent based upon all relevant facts and circumstances appropriate for consideration in the judgment of the Board. In the context of this review, the Board has adopted a definition of independent director which includes the NYSE definition of independent director and is included in the Board’s Corporate Governance Guidelines, which are available on the Company’s website at www.omegaprotein.com. The Company’s definition of independent director is set forth in full below:

(a)

No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Company will disclose these determinations annually in its proxy statement.

(b)	In addition, a director is not independent if:

(i)

The director is, or has been within the last three years, an employee of the Company, or an immediate family member (as defined in the NYSE Listed Company Manual) who is, or has been within the last three years, an executive officer, of the Company. Employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

(ii)

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or CEO or other executive officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) need not be considered in determining independence under this test.

(iii)

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked the Company’s audit within that time.

(iv)

The director or an immediate family member is, or has been with the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

(v)

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues. Both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year of such other company. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member’s current employer; the Company need not consider former employment of the director or immediate family member. Contributions to tax exempt organizations shall not be considered payments for purposes of this test, provided however the Company shall disclose in its annual proxy statement, or if the Company does not file an annual proxy statement, in the Company’s annual report on Form 10-K filed with the SEC, any such contributions made by the Company to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from the Company to the organization exceeded the greater of $1 million, or 2% of such tax exempt organization’s consolidated gross revenues. The Board is obligated to consider the materiality of any such relationship in accordance with Section (a) above.

(vi)	A director who is a control person or director, or the immediate family member of a control person or director, of an entity that is the beneficial owner of 25% of the outstanding shares of Common Stock of the Company is not independent until three years after the end of such control or director relationship.

In addition, in affirmatively determining the independence of any director who will serve on the Company’s Compensation Committee, the Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director's ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to:

(a)	the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and

(b)	whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

In its determination of Board member independence, the Board determined that each of Dr. Allee, Mr. Goodwin, Mr. Ermers, Mr. Bryan, Mr. Wehlmann and Mr. Owen has no direct or indirect relationship with the Company of any type, other than in his capacity as a Board member, and that Mr. Kearns has no direct relationship with the Company, other than in his capacity as a Board member. The Board is aware that Mr. Kearns’ employer, Price Forbes Ltd. (“Price Forbes”), has provided insurance services in the past for certain lines of insurance utilized by the Company, and that the Company has paid commissions on those insurance policies, either to Price Forbes directly or to insurance carriers who in turn reimbursed Price Forbes.

In 2014, the aggregate commissions paid to Price Forbes that related to the Company’s business were $858,342. The Board determined that these commissions were reasonable given the nature of the Company’s marine business, the availability of the insurance lines, the Company’s relationships with underwriters introduced by Price Forbes, and the complexity of the work performed by Price Forbes. The Board also noted that Mr. Kearns owns less than a 1% equity interest in Price Forbes and that his compensation from Price Forbes was not tied in any way to any commission relating to the Company’s business. Therefore, the Board concluded that Mr. Kearns was independent for purposes of the Company’s definition of director independence.

Stockholder and Interested Party Communications. The Board of Directors maintains a process for stockholders or other interested parties to communicate with the Board or any Board member. Stockholders or interested parties who desire to communicate with the Board should send any communication to the Company’s Corporate Secretary, Omega Protein Corporation, 2105 City West Blvd., Suite 500, Houston, Texas 77042. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Attendance at Annual Meetings. The Board does not have a policy requiring that all directors attend Company annual meetings of stockholders, but it encourages all directors to do so. The 2014 Annual Meeting of Stockholders was attended by all directors.

Board Leadership Structure. We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. In order to permit maximum flexibility, our Board does not have a policy on whether the roles of the Chief Executive Officer and Chairman of the Board should be separate and whether the Chairman of the Board should be selected from the non-employee directors or be an employee.

Gary R. Goodwin has been a director of the Company since November 2006 and Chairman of the Board since February 2013. Through his years of Board service, Mr. Goodwin has extensive knowledge of the Company and our industry and is dedicated to working closely with other members of our Board. Mr. Goodwin’s knowledge facilitates the Board decision-making process because he chairs the Board meetings where the Board discusses strategic and business issues. Mr. Goodwin also acts as the Presiding Director at all meetings of the independent directors.

Our Board is currently comprised of seven independent directors and one employee director. We believe that the members of our Board and the three standing Board Committees provide appropriate oversight for our Company. In this regard, the Audit Committee oversees the accounting and financial reporting processes, as well as risk and compliance matters. The Compensation Committee oversees the annual compensation and performance evaluation of our Chief Executive Officer and other Company officers. The Corporate Governance and Nominating Committee monitors matters such as the composition of the Board and its committees, board performance and “best practices” in corporate governance. We believe this framework strikes a sound balance with appropriate oversight.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and its stockholders. Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

Consideration of Risks. Our management is responsible for the Company’s day-to-day risk management activities. Our Board, which functions in an oversight role in risk management, focuses on understanding the nature of our risks, including our operations, strategic direction and overall risk management systems. Our Board receives periodic updates on our business operations, financial results, strategy and risks related to our business. These updates are accomplished primarily through discussions with appropriate management personnel and with the Board’s committees as discussed below.

In addition, each of our Board committees considers risk within its specific area of responsibility. For instance, our Audit Committee often asks management or our independent public accounting firm to address critical accounting issues at its meetings, and then considers the overall impact that these issues may have on our financial position and risk profile. In addition, the Audit Committee often discusses legal and compliance matters, and also assesses our disclosure controls and procedures and internal controls over financial reporting. Likewise, the Compensation Committee considers our executive compensation programs with a goal of providing incentives to appropriately reward executives for growth without undue risk taking. On an annual basis, the Nominating and Corporate Governance Committee reviews our Board and Board Committees’ structure to ensure appropriate oversight of risk.

The three Company officers who supervise the Company’s overall risk management generally are its Chief Executive Officer, Chief Financial Officer and General Counsel. The Chief Executive Officer reports directly to the Board. The Chief Financial Officer and the General Counsel each report to the Chief Executive Officer and generally attend every Board meeting. The Board receives information on risk oversight issues from these three officers freely and without any restrictions, usually in the form of Board or Committee presentations or a question and answer format. Board members may also communicate directly with any of these officers at any time. Accordingly, the Board does not believe it necessary for the Chief Financial Officer or General Counsel positions to report directly to the Board.

Presiding Director for Board Executive Sessions. The Company schedules regular executive sessions in which directors meet without management present. Gary Goodwin, the Company’s Chairman of the Board, acts as the Presiding Director at all Board executive sessions. Stockholders may communicate with the Presiding Director in the same manner described above under “—Stockholder and Interested Party Communications.”

Codes of Ethics. The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Company employees, as well as a Code of Ethics for Financial Professionals which applies to all Company professionals who serve in a finance, accounting, treasury or investor relations role. The Codes are posted on the Company’s website at www.omegaprotein.com. The Company intends to post amendments to or waivers from the Codes to the extent applicable to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on the Company’s website. No waivers were sought or granted under these Codes in 2014. The Company will also provide a copy of these Codes to any stockholder upon request.

Shareholder Rights Plan. In April 2014, the Company’s Board of Directors terminated the Company’s Shareholder Rights Plan. The Plan was originally adopted in June 2010 in view of various factors that were then impacting the price of the Company’s Common Stock, including the BP oil spill in the U.S. Gulf of Mexico.

Stock Retention Requirements. The Board has adopted stock ownership requirements for senior management and independent directors because it believes these executives will more effectively pursue the long-term interests of stockholders if they are stockholders themselves. The following table provides the Company’s current share ownership requirements, by position:

Leadership Position	Value of Shares
Independent Board Member	3x annual retainer

Chief Executive Officer	3x base salary

Executive Vice Presidents, Senior Vice Presidents and Presidents of Divisions	2x base salary

Vice Presidents and other key employees (as designated from time to time by the Chief Executive Officer)	1x base salary

The Corporate Governance and Nominating Committee will review annually the share ownership requirements and where executives stand against their respective requirements. Once an executive becomes subject to the share ownership requirements, he or she has five years to satisfy the requirements. A three-year period to comply restarts when an executive is promoted to a higher ownership requirement or receives an increase in base salary or Board retainer fees.

EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company as of April 1, 2015.

Name	Age	Position
Bret D. Scholtes	45	President, Chief Executive Officer and Director
Andrew C. Johannesen	47	Executive Vice President and Chief Financial Officer
John D. Held	52	Executive Vice President, General Counsel and Secretary
Dr. Mark E. Griffin	46	President — Animal Nutrition Division
Gregory P. Toups	39	Vice President, Chief Accounting Officer and Controller
Matthew W. Phillips	44	Chief Commercial Officer — Nutegrity
Montgomery C. Deihl	51	Vice President — Operations
Joseph R. Vidal	54	President — Bioriginal Food & Science Corp.

BRET D. SCHOLTES has served as the Company’s President and Chief Executive Officer since January 2012 and as a director since February 2013. Prior thereto, Mr. Scholtes served as the Company’s Senior Vice President — Corporate Development from April 2010 to December 2010 and as the Company’s Executive Vice President and Chief Financial Officer from January 2011 to December 2011. From 2006 to April 2010, Mr. Scholtes served as a Vice President at GE Energy Financial Services, a global energy investment firm. Prior to that, Mr. Scholtes held positions with two publicly traded energy companies. Mr. Scholtes also has five years of public accounting experience.

ANDREW C. JOHANNESEN has served as Executive Vice President and Chief Financial Officer of the Company since January 2012 and as Senior Vice President — Finance and Treasurer from July 2011 to December 2011. From December 2010 to July 2011, Mr. Johannesen served as Vice President and Treasurer of Westlake Chemical Corporation, a chemicals and plastic products manufacturer. From 2007 to December 2010, Mr. Johannesen served as Vice President and Treasurer of RRI Energy, Inc. (formerly Reliant Energy, Inc.), an electricity and energy service provider, and from 2005 to 2007 served as Vice President and Assistant Treasurer of RRI. Prior to that, Mr. Johannesen held various corporate development and finance positions at Reliant Energy and worked for Exxon Mobil Corporation and a major public accounting firm. Mr. Johannesen is a Certified Public Accountant.

JOHN D. HELD has served as the Company’s Executive Vice President, General Counsel and Secretary since June 2006 and has served as General Counsel and various other executive officer positions with the Company since 2000. From 1996 to 1999, Mr. Held was Senior Vice President, General Counsel and Secretary of American Residential Services, Inc., a then public company engaged in the consolidation of the air-conditioning, plumbing and electrical service industries. Prior to that, Mr. Held practiced law with Baker Botts LLP in Houston, Texas.

DR. MARK E. GRIFFIN has served as President — Animal Nutrition Division since June 2013, as Vice President — Research and Development from July 2009 to December 2010 and as Senior Vice President — R&D and Sales and Marketing since January 2011. From April 2009 to July 2009, Dr. Griffin served as Technical Director of the Specialty Group of Land O’Lakes Purina Feed, LLC, a co-operative of agricultural producers and marketer of agriculture food products. From 2003 to April 2009, Dr. Griffin served as Director of the Zoo and Aquaculture divisions of Land O’Lakes Purina Feed, LLC. Dr. Griffin also previously held several positions in the aquaculture, companion animal, zoo and private label divisions of Purina Mills, Inc. and Land O’ Lakes Purina Feed, LLC.

GREGORY P. TOUPS has served as the Company’s Chief Accounting Officer since June 2011, as the Company’s Vice President and Controller since May 2008, as Controller since May 2005, and as Assistant Controller from March 2005 to May 2005. Prior thereto, Mr. Toups was employed by the accounting firms Kushner LaGraize LLC, from November 2001 to March 2005, and by PricewaterhouseCoopers, LLP, from January 1998 to November 2001. Mr. Toups is a Certified Public Accountant.

MATTHEW W. PHILLIPS has served as the Chief Commercial Officer — Nutegrity since June 2013 and the President of Cyvex Nutrition, Inc. (a subsidiary acquired by the Company in December 2010) since March 2008. Prior thereto, Mr. Phillips served as Vice President, Marketing and Sales American/Europe for BI Nutraceuticals, a botanical ingredient supplier, from January 2002 until March 2008. Prior thereto, Mr. Phillips held sales and marketing positions of increasing responsibility with various botanical, nutrition and wellness companies.

MONTGOMERY C. DEIHL has served as the Company’s Vice President — Operations since March 2015, as Senior Director of Operations from January 2015 to March 2015, as Senior Director — Fishing Plant Operations from April 2012 to January 2015, and as General Manager of the Company’s Reedville, Virginia facility from August 2009 to April 2012. Prior to joining the Company in August 2009, Mr. Deihl was a Senior Managing Consultant for IBM Corporation (supply chain management) from July 2007 to July 2009. Prior to that, Mr. Deihl served in the United States Air Force from 1987 to 2007, retiring as a Lieutenant Colonel. Mr. Deihl is a fifth generation menhaden fisherman.

JOSEPH R. VIDAL has served since 2005 as the President and Chief Executive Officer of Bioriginal Food & Science Corp., a subsidiary acquired by the Company in September 2014 (“Bioriginal”). Prior thereto, Mr. Vidal served as Bioriginal’s Chief Financial Officer since 1999. From 1991 to 1998, Mr. Vidal was employed by Hitachi Canadian Industries, a turbine and generator manufacturer, where his career included positions as General Manager, Deputy General Manager, Production Manager, and Accounting and Human Resources Manager. Mr. Vidal's experience also includes eight years with KPMG, an audit, tax and advisory firm, where he was a manager in the Accounting Systems group in the Saskatoon, Canada office and manager of the Information Technology Group in Toronto, Canada.

COMPENSATION DISCUSSION AND ANALYSIS

FOR THE YEAR ENDED DECEMBER 31, 2014

Introduction

This discussion and analysis provides an overview of the Company’s executive compensation program and policies, the material compensation decisions that we made with regard to our 2014 compensation program, including decisions made in early 2015 that relate to our program, as well as the material factors that we considered in making those decisions, and the policies that we generally intend to use to guide compensation decisions.

Unless otherwise indicated, this discussion and analysis refers only to the compensation of those five executive officers whom we refer to as our “Named Executive Officers.” These executive officers are:

Bret D. Scholtes, President and Chief Executive Officer

Andrew C. Johannesen, Executive Vice President and Chief Financial Officer

John D. Held, Executive Vice President, General Counsel and Secretary

Dr. Mark E. Griffin, President – Animal Nutrition

Terry M. Olson, Former President – Human Nutrition (Mr. Olson resigned his executive officer position with the Company in January 2015 and his employment with the Company ended on March 31, 2015.)

Compensation Program Overview

Our executive compensation program is subject to the oversight of the Compensation Committee (“Committee”) of our Board of Directors. The Committee is composed of Dr. Gary L. Allee (Chairman), David W. Wehlmann and Stephen C. Bryan. Each of these Committee members served on the Committee for all of 2014, except for Mr. Bryan who joined the Committee on June 19, 2014. In addition, Paul Kearns served as a member of the Committee in 2014 until March 31, 2014 and Gary Goodwin served as a member of the Committee in 2014 until June 19, 2014.

The Committee determines the compensation to be paid to the Chief Executive Officer (the “CEO”) and other executive officers of the Company, including the Named Executive Officers. The Committee also determines the compensation to be paid to the Company’s independent directors unless otherwise undertaken by the Board.

Our ability to hire and retain employees with the requisite skills and experience to develop, expand and execute business opportunities is essential to our success and the success of our stockholders. While we hope to offer a work environment in which employees can find attractive career challenges and opportunities, we also understand that employees have choices regarding where they pursue their careers and compensation plays a significant role in their decision to choose us as their employer.

Our compensation program is designed to support the successful recruitment, development and retention of key employees in order to achieve our corporate goals, align management’s interests with those of our stockholders, and optimize long-term financial returns. Because we believe that employee continuity and retention of institutional knowledge are important corporate goals, we believe that our compensation program must support the retention of our key employees.

Compensation Best Practices

We ensure that our executive compensation is closely aligned with our stockholders as follows:

●	A majority of our officers’ compensation is at risk as variable compensation.

●	A majority of our officers’ compensation is tied to the Company’s annual financial and operational performance.

●	Fifty percent of our officer’s short-term incentive awards are linked to the achievement of objective pre-established performance goals tied to specific operational and financial objectives.

●	Fifty percent of our officers’ long-term incentive equity-based awards have value tied to the Company’s common stock’s relative outperformance of the Russell 2000 Index over a multi-year period.

●	All officers and directors are subject to stock ownership requirements.

●	The Committee engages an independent compensation consultant to advise on executive compensation.

2014 Executive Compensation Program

In connection with its review of executive compensation for 2014, the Committee retained Frederic W. Cook & Co., Inc. (“FWC”) as its independent compensation consultant to assist and advise the Committee. The firm was selected by the Committee based on its reputation and expertise and the Committee’s prior work with the firm. In connection with the appointment of FWC as the Committee’s compensation consultant, the Committee determined that FWC was independent based on criteria prescribed by the NYSE.

Peer Group Market Positioning

In connection with its engagement, FWC reviewed our executive compensation program for eight selected senior management positions, including the Named Executive Officers. In connection with its review of our executive compensation program, FWC compared the Company’s base salaries, short-term incentives and long-term incentives for the Named Executive Officer positions to marketplace base salaries, marketplace short-term incentives and marketplace long-term incentives for similar positions. To generate this market data, FWC used two sources of information. The first source was proxy data from a 19 company peer group developed by FWC and approved by the Committee which is set forth below (“Peer Group”). The second source was survey data from the 2014 Aon Hewitt US Total Comp Measurement Survey. These two sources were blended together to form the “market data.”

The Peer Group was developed by FWC based on size of company, industry, and certain financial metrics. The Peer Group used to compare executive compensation is presented below:

Company	Revenue* (in millions)	Company	Market Cap* (in millions)
Diamond Foods Inc	$877	USANA Health Sciences Inc	$1,213
John B. Sanfilippo & Son Inc	$833	Diamond Foods Inc	$771
Calavo Growers Inc	$783	Calavo Growers Inc	$632
USANA Health Sciences Inc	$749	Boulder Brands Inc	$613
Farmer Brothers Company	$535	NutriSystem Inc	$513
Boulder Brands Inc	$514	Farmer Brothers Company	$496
NutriSystem Inc	$394	John B. Sanfilippo & Son Inc	$406
Nature’s Sunshine Products	$380	Medifast Inc	$382
Omega Protein Corporation	$350 - $375	Alico Inc	$350
Medifast Inc	$319	Lifeway Foods Inc	$299
MGP Ingredients Inc	$314	MGP Ingredients Inc	$280
Inventure Foods Inc	$271	Nature’s Sunshine Products	$261
Nutraceutical International Corp	$214	Omega Protein Corporation	$227
LifeVantage Corp	$214	Craft Brew Alliance Inc	$227
Craft Brew Alliance Inc	$197	Inventure Foods Inc	$199
Golden Enterprises Inc	$133	Nutraceutical International Corp	$189
Bridgford Foods Corp	$133	LifeVantage Corp	$128
Lifeway Foods Inc	$115	Bridgford Foods Corp	$68
Coffee Holding Co Inc	$109	Golden Enterprises Inc	$43
Alico Inc	$89	Coffee Holding Co Inc	$31
25th Percentile	$165	25th Percentile	$194
Median	$314	Median	$299
75th Percentile	$524	75th Percentile	$505
*Revenue is the trailing twelve months; market capitalization is as of January 31, 2015.

The FWC data showed that in the aggregate, Company executive officers were positioned near the market median (50th percentile) for base salary, near the 75th percentile for total cash compensation (salary plus short-term incentives), and between the market median (50th percentile) and the 75th percentile for long-term incentive awards. In addition, Company total direct compensation (salary, short-term incentives plus long-term incentives) for the Company’s executive officers was positioned at approximately the 75th percentile.

FWC noted that in terms of overall compensation mix, the Company’s weighting of base salary compared to short-term and long-term incentives was lower than that of market and that the Company placed a greater emphasis on annual incentives than the market.

Based on the above, the Committee believes that the Company’s executive compensation program positioning was within a reasonable range when compared to FWC’s market data.

Elements of Executive Compensation

The key elements of our executive compensation program are: (i) base salary, (ii) short-term incentives such as annual cash awards, (iii) long- term incentives such as equity or equity-linked awards, and (iv) perquisites and generally available benefit programs. The balance among these elements of compensation is established annually by the Committee and is designed to retain key employees and encourage future performance. Our approach with respect to these four components of compensation is discussed below.

1.     Base Salary. We pay our executive officers a base salary to compensate them for their services and to provide a steady source of income. The Committee has generally reviewed and established the base salaries of the CEO and the other Named Executive Officers on an annual basis. In establishing base salaries, the Committee considers the effect of any new base salary level on total compensation, the length of time since the last salary increase, the importance of the position, the skills and background required for the position, internal equity considerations among the Company’s senior officer positions and market data for similar positions. The Committee has not generally used any mechanical formulations or weighting of any of the factors it considers, although it may do so from time to time.

The base salaries of the Named Executive Officers for 2014 and 2015 are as follows:

Officer	Title	2014 Base Salary	2015 Base Salary	Percentage Change
Bret D. Scholtes	President and Chief Executive Officer	$550,000	$550,000	0%
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	$325,000	$340,000	4.6%
John D. Held	Executive Vice President, General Counsel and Secretary	$325,000	$325,000	0%
Dr. Mark E. Griffin	President – Animal NTutrition Division	$325,000	$325,000	0%
Terry M. Olson	Former President – Human Nutrition Division	$290,000	$290,000	0%

The Committee increased the annual base salary of Andrew Johannesen, the Company’s Executive Vice President and Chief Financial Officer, from $325,000 to $340,000, effective as of March 1, 2015. The Committee approved this increase to make the Chief Financial Officer’s base salary closer to the 75th percentile for that position and after considering the importance of the position, Mr. Johannesen’s skill set, experience and contributions, as well as internal equity considerations.

2.     Short-Term Incentives. We pay short-term incentives to our executive officers to reward them for short-term performance and the achievement of annual goals related to key business drivers. The Committee has generally granted short-term performance awards in the form of annual cash bonuses.

The Company’s short-term incentive program is a combination of formulaic measures and Committee discretion. The short-term incentive program for 2014 was weighted 50% for formulaic measures (the “2014 Formulaic Component”) and 50% for discretionary measures (the “2014 Discretionary Component”). The Committee then generated a potential Target value for the 2014 Formulaic Component for each Named Executive Officer which is referred to as the “2014 Formulaic Target Amount.” The Committee also generated a potential Target value for the 2014 Discretionary Component for each Named Executive Officer which is referred to as the “2014 Discretionary Target Amount.” The aggregate of the 2014 Formulaic Target Amount and the 2014 Discretionary Target Amount is referred to as the “2014 Aggregate Short-Term Target Incentive Amount.”

In setting targets and criteria for short-term incentives in 2014, the Committee considered the Company’s compensation strategy, the market data provided by FWC, the importance of the position, the skills and background required for the position and internal equity considerations among the Company’s senior officer positions. The Committee adopted the following 2014 Aggregate Short-Term Target Incentive Amounts for its Named Executive Officers:

Officer	Title	2014 Aggregate Short-Term Target Incentive Amount as a Percentage of 2014 Base Salary	2014 Aggregate Short-Term Target Incentive Amount	2014 Formulaic Target Amount	2014 Discretionary Target Amount
Bret D. Scholtes	President and Chief Executive Officer	100%	$550,000	$275,000	$275,000

Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	75%	$243,750	$121,875	$121,875

John D. Held	Executive Vice President, General Counsel and Secretary	75%	$243,750	$121,875	$121,875

Dr. Mark E. Griffin	President – Animal Nutrition Division	75%	$243,750	$121,875	$121,875

Terry M. Olson	Former President – Human Nutrition Division	47.5%	$137,750	$68,875	$68,875

Payouts under each component of the short-term incentive program could range from 0% to 200% of the Target for that component. The Committee determined that the Target, for each of the 2014 Formulaic Component and the 2014 Discretionary Component, could be reduced to a Threshold or increased to a Maximum, depending on performance, that would pay out as follows:

Threshold	50% of Target

Target	100% of Target

Maximum	200% of Target

Amounts in between the above percentages are interpolated. No amounts are paid for any performance results below the Threshold. There is a cap of 200% for any performance results above the Maximum.

Based on the above framework, in February 2015, the Committee approved short-term incentive awards for 2014 performance payable as cash bonuses to the Named Executive Officers as set forth below:

Officer	Title	Actual 2014 Total Short- Term Incentive Cash Award	2014 Formulaic Component	2014 Discretionary Component
Bret D. Scholtes	President and Chief Executive Officer	$577,498	$346,280	$231,218
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	$280,313	$153,470	$126,843
John D. Held	Executive Vice President, General Counsel and Secretary	$268,125	$153,470	$114,655
Dr. Mark E. Griffin	President – Animal Nutrition Division	$268,125	$153,470	$114,655
Terry M. Olson	Former President – Human Nutrition Division	$87,171	$87,171	$0

The rationales for these payments are described below:

A.     Formulaic Component of the 2014 Annual Short-Term Incentive Award.

In connection with the 2014 Formulaic Component, the Committee utilized an objective performance formula. The Committee selected four Company performance measures that it believed were important goals for management’s focus: (i) safety and compliance, (ii) free cash flow, (iii) return on capital, and (iv) human nutrition sales growth. The Committee then assigned a specific Threshold, Target and Maximum goal for each of the performance measures.

The Committee believes that the specific criteria selected for the Target goal for each performance measure generally represents an excellent financial or operational outcome that is generally more difficult to achieve than prior years’ equivalent criteria and one for which a significant level of effort will be required by management. The Committee believes that the specific criteria selected for each Maximum goal for each performance measure generally represents a substantially superior financial or operational outcome and one for which a very significant level of effort will be required by management.

The Committee assigned the weightings in the table below to each performance measure and then assigned a percentage of achievement within or beneath the Threshold to Maximum range for each performance measure. The Committee then multiplied the weighting for that performance measure by that measure’s percentage of achievement and then aggregated each of those weighted percentages for a total percentage of achievement of approximately 126% for the 2014 Formulaic Component. This percentage was then multiplied by each Named Executive Officer’s 2014 Formulaic Target Amount.

The Committee derived the aggregate percentage of the 2014 Formulaic Target Amount as set forth in the table below:

		Payout at Performance Level
Performance Measure	Weighting of Performance Measure	Threshold	Target	Maximum	Percentage of 2014 Formulaic Target Amount Awarded
Safety and Compliance
● Number of OSHA Recordable and Jones Act Claims	15%	7.5%	15%	30%	22%
● Jones Act Claims and Workers Comp. Expense	15%	7.5%	15%	30%	30%
Free Cash Flow	30%	15%	30%	60%	60%
Return on Capital	20%	10%	20%	40%	14%
Human Nutrition Sales Growth	20%	10%	20%	40%	0%
Total	100%	50%	100%	200%	126%

Accordingly, each Named Executive Officer received approximately 126% of his 2014 Formulaic Target Amount as the 2014 Formulaic Component of his 2014 cash short-term incentive award.

B.     Discretionary Component of the 2014 Annual Short-Term Incentive Award.

The Committee believes that the use of discretion is important to the motivational effectiveness of annual short-term incentive awards because it allows the Committee flexibility in responding to the external factors that are not predictable or that are outside the control of management. The Committee also believes that formula based plans do not afford the latitude to recognize innovation, dedication, creativity, historical perspective, and individual contributions. These factors are important to successfully managing a business that is heavily influenced by outside influences, particularly during periods of challenge when those financial metrics may be correspondingly lower. Our compensation program is designed to be flexible in order to allow the Committee discretion to reward management for performance in response to events or situations that are not conveniently measured, or that do not recur from year to year, or conversely, to reduce awards in a period of financial or operational underperformance.

Mr. Scholtes’ 2014 Discretionary Component constituted 84% of his 2014 Discretionary Target Amount which was below the 100% Target but above the 50% Threshold for that component. In approving the 2014 Discretionary Component for Mr. Scholtes, the Committee considered its subjective assessment of Mr. Scholtes’ performance in 2014 and Mr. Scholtes’ contributions to Company performance in 2014.

Mr. Johannesen’s 2014 Discretionary Component constituted 104% of his 2014 Discretionary Target Amount which was above the 100% Target but below the 200% Maximum for that component. In approving the 2014 Discretionary Component for Mr. Johannesen, the Committee considered its subjective assessment of Mr. Johannesen’s performance in 2014, the CEO’s subjective assessment of Mr. Johannesen’s performance in 2014 and Mr. Johannesen’s contributions to Company performance in 2014.

Mr. Held’s 2014 Discretionary Component constituted 94% of his 2014 Discretionary Target Amount which was below the 100% Target but above the 50% Threshold for that component. In approving the 2014 Discretionary Component for Mr. Held, the Committee considered its subjective assessment of Mr. Held’s performance in 2014, the CEO’s subjective assessment of Mr. Held’s performance in 2014 and Mr. Held’s contributions to Company performance in 2014.

Dr. Griffin’s 2014 Discretionary Component constituted 94% of his 2014 Discretionary Target Amount which was below the 100% Target but above the 50% Threshold for that component. In approving the 2014 Discretionary Component for Dr. Griffin, the Committee considered its subjective assessment of Dr. Griffin’s performance in 2014, the CEO’s subjective assessment of Dr. Griffin’s performance in 2014 and Dr. Griffin’s contributions to Company performance in 2014.

3. Long-Term Incentive Awards. We make long-term equity incentive awards to align the long-term interests of our executive officers with the Company’s stockholders. Under the Company’s 2006 Incentive Plan, the Committee may award non-qualified or incentive stock options, restricted stock, performance awards in the form of performance units (cash) or performance shares (shares of common stock) and stock-based awards payable in shares of common stock, cash or a combination thereof, including, but not limited to, stock appreciation rights settled in cash or common stock.

The Committee believes that the 2006 Incentive Plan, the proposed 2015 Long-Term Incentive Plan, and the long-term incentive plan design discussed below have enabled and will enable the Company to attract, retain and incentivize highly-qualified and experienced personnel. Under these plans, the Committee is responsible for determining who receives awards, and the size, duration and type of each award, as well as the other terms and conditions of each award.

A. 2014 Equity Incentives

Under the Company’s long-term incentive program, long-term equity awards to executive officers are generally made annually and based on metrics designed to align the interests of the executives with stockholders. The Committee adopted the following targets (as a percentage of 2013 base salary) for the value of long-term incentive equity awards granted in February 2014 to its Named Executive Officers:

Officer	Title	Long-Term 2014 Equity Incentive Target as a Percentage of 2013 Base Salary	Total Value of 2014 Long-Term Equity Incentive Awards	Value of Restricted Stock Awards	Value of 2014 Performance Units
Bret D. Scholtes	President and Chief Executive Officer	125%	$560,000	$280,000	$280,000
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	80%	$260,000	$130,000	$130,000
John D. Held	Executive Vice President, General Counsel and Secretary	80%	$240,000	$120,000	$120,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	80%	$240,000	$120,000	$120,000
Terry M. Olson	Former President – Human Nutrition Division	80%	$232,000	$116,000	$116,000

In setting the above Long-Term Incentive Targets, the Committee considered the Company’s compensation strategy, the market data provided by FWC, the importance of the position, the skills and background required for the position and internal equity considerations among the Company’s senior officer positions.

The Committee determined that 50% of the potential value of each long-term incentive award would be granted as restricted Common Stock under the Company’s 2006 Incentive Plan and 50% would be granted as Performance Units under the Company’s 2014 Cash Incentive Performance Unit Plan. These values are set out in the above table. The Committee made this determination in order to create incentives for its Named Executive Officers to focus on increasing the price of the Common Stock, both in absolute terms through the restricted Common Stock awards, and in relative terms through the Performance Units whose value is tied to the Common Stock’s relative performance as compared to the Russell 2000® Index. Further information on the 2014 restricted Common Stock awards and 2014 Performance Unit awards is set forth below.

1.	Restricted Stock Awards

In February 2014, the Committee granted shares of restricted Common Stock to the Named Executive Officers listed below:

Officer	Title	Number of Shares of Common Stock	Fair Market Value of Restricted Stock Awards on Date of Grant
Bret D. Scholtes	President and Chief Executive Officer	27,027	$280,000
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	12,548	$130,000
John D. Held	Executive Vice President, General Counsel and Secretary	11,583	$120,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	11,583	$120,000
Terry M. Olson	Former President – Human Nutrition Division	11,196	$116,000

If the Named Executive Officer remains employed by the Company through the applicable vesting date, these shares will vest in one third increments on each anniversary of the date of grant. The value of the shares on date of grant was $10.36 per share, which was the Fair Market Value (as defined in the 2006 Incentive Plan) of the shares on the date of grant.

In determining the above restricted Common Stock awards to the Named Executive Officers, the Committee utilized its long-term incentive targets (as a percentage of base salary) to derive a potential equity award value for each Named Executive Officer. The Committee then allocated 50% of that award value as restricted Common Stock under the Company’s 2006 Incentive Plan.

2.	2014 Performance Unit Awards

In February 2014, the Committee approved the Omega Protein Corporation 2014 Cash Incentive Performance Unit Plan (the “2014 Performance Unit Plan”). The Committee believes that the 2014 Performance Unit Plan will enable it to attract and retain the services of employees through competitive incentive compensation opportunities that enable them to share in the long-term growth and success of the Company. The long-term performance related incentives encourage commitment and motivate superior performance by providing employees with a program that strongly aligns their personal interests to those of the Company’s stockholders.

In February 2014, the Committee granted 2014 Performance Units under the 2014 Performance Unit Plan to the Named Executive Officers listed below:

Officer	Title	Number of 2014 Performance Units	Value of 2014 Performance Units if Threshold Goal is Achieved Each Year	Value of 2014 Performance Units if Target Goal is Achieved Each Year	Value of 2014 Performance Units if Maximum Goal is Achieved Each Year
Bret D. Scholtes	President and Chief Executive Officer	280,000	$140,000	$280,000	$560,000
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	130,000	$65,000	$130,000	$260,000
John D. Held	Executive Vice President, General Counsel and Secretary	120,000	$60,000	$120,000	$240,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	120,000	$60,000	$120,000	$240,000
Terry M. Olson	Former President – Human Nutrition Division	116,000	$58,000	$116,000	$232,000

In determining the number of 2014 Performance Units granted to the Named Executive Officers, the Committee utilized its long-term incentive targets (as a percentage of base salary) to derive a potential equity award value for each Named Executive Officer. The Committee then allocated of 50% of that award value as 2014 Performance Units under the 2014 Performance Unit Plan, using the Target goal of $1.00 per 2014 Performance Unit as the assumed payout level. (As discussed in footnote 1 to the Summary Compensation Table, the grant date actual fair value of the 2014 Performance Units was calculated in accordance with FASB ASC Topic 718 as $0.88 per 2014 Performance Unit; that amount was less than the notional $1.00 value utilized by the Committee.)

The 2014 Performance Units provide for a cash incentive award, the amount of which will be determined by reference to the performance of the Common Stock during the relevant performance period compared to the performance of the Russell 2000 Index during that same period. The value of the 2014 Performance Units will be measured based on the Company’s relative performance in each of the three following periods: (i) February 6, 2014 (date of plan adoption) to December 31, 2014, (ii) January 1, 2015 to December 31, 2015, and (iii) January 1, 2016 to December 31, 2016. One third of the 2014 Performance Units granted to an employee will be earned at the end of each calendar year of the performance period and will be valued for the calendar year based on the Total Shareholder Return (“TSR”) of the Company compared to the TSR of the Russell 2000 Index. At the end of each calendar year in the performance period, subject to review and certification of results by the Committee, the employee will accrue a cash award based on the value of his or her 2014 Performance Units earned for that calendar year. Accrued cash awards for all three years will be paid after December 31, 2016.

The comparison of the Company’s TSR to the Russell 2000 Index TSR will generate a percentage that will relate to one of four quartiles: (i) less than 25%, (ii) 25% up to 50%, (iii) 50% up to 75%, and (iv) greater than 75%.

That quartile will determine the value of a 2014 Performance Unit as set forth below:

	Company Ranking as Compared to Peer Group	Value of a 2014 Performance Unit
Maximum	75th % Quartile	$2.00
Target	50th % Quartile	$1.00
Threshold	25th % Quartile	$0.50
Below Threshold	< 25th % Quartile	$0

Values between quartiles will be interpolated, unless the Company’s TSR is below the 25th quartile, in which case no payment would be made, or unless the Company’s TSR is above the 75th quartile, in which case the value of the 2014 Performance Unit is capped at $2.00. In the event that the Company’s TSR is negative during the performance measurement period, the maximum value of the 2014 Performance Unit for that period would be capped at $1.00.

TSR for the Company is calculated with respect to each performance period by dividing (a) the average closing price of the Common Stock for the last 25 trading days of the applicable performance period, less the average closing price of the Common Stock for the 25 trading days immediately preceding the performance period, by (b) the average closing price of the Common Stock for the 25 trading days immediately preceding the performance period. TSR is calculated with respect to each performance period for the companies in the Russell 2000 Index on the same basis as TSR is calculated for the Company.

B. 2015 Equity Incentives

Under the Company’s long-term incentive program, long-term equity awards to executive officers are generally made annually and based on metrics designed to align the interests of the executives with increasing stockholder value. The Committee adopted the following targets (as a percentage of 2014 base salary) for the value of long-term incentive equity awards granted in February 2015 to its Named Executive Officers:

Officer	Title	Total Long-Term 2015 Equity Incentive Target as a Percentage of 2014 Base Salary Base Salary	Value of 2015 Long-Term Equity Incentive Awards	Value of 2015 Restricted Stock Awards	Value of 2015 Performance Units
Bret D. Scholtes	President and Chief Executive Officer	110%	$605,000	$302,500	$302,500
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	80%	$260,000	$130,000	$130,000
John D. Held	Executive Vice President, General Counsel and Secretary	80%	$260,000	$130,000	$130,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	80%	$260,000	$130,000	$130,000
Terry M. Olson	Former President – Human Nutrition Division	0%	$0	$0	$0

In setting the above Long-Term Incentive Targets, the Committee considered the Company’s compensation strategy, the market data provided by FWC, the importance of the position, the skills and background required for the position and internal equity considerations among Company’s senior officer positions. The Committee noted that Mr. Olson had resigned his executive officer position with the Company in January 2015 and had given notice to the Company that he would end his employment with the Company on March 31, 2015. Accordingly, the Committee set no Long-Term Incentive Targets for Mr. Olson, nor made any awards of restricted stock or 2015 Performance Units to him.

The Committee determined that 50% of the potential value of each long-term incentive award would be payable as restricted Common Stock under the Company’s 2006 Incentive Plan and 50% would be payable as Performance Units under the Company’s 2015 Cash Incentive Performance Unit Plan. These values are set out in the above table. The Committee made this determination in order to create incentives for its Named Executive Officers to focus on increasing the price of the Common Stock, both in absolute terms through the restricted Common Stock awards, and in relative terms through the Performance Units whose value is tied to the Common Stock’s relative performance as compared to the Russell 2000® Index. Further information on the 2015 restricted stock awards and the 2015 Performance Units is set forth below.

1.	Restricted Stock Awards.

In February 2015, the Committee granted shares of restricted Common Stock to the Named Executive Officers listed below:

Officer	Title	Number of Shares of Common Stock	Fair Market Value of 2015 Restricted Stock Awards on Date of Grant
Bret D. Scholtes	President and Chief Executive Officer	27,676	$302,500
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	11,893	$130,000
John D. Held	Executive Vice President, General Counsel and Secretary	11,893	$130,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	11,893	$130,000
Terry M. Olson	Former President – Human Nutrition Division	0	$0

If the Named Executive Officer remains employed by the Company through the applicable vesting date, these shares will vest in one third increments on each anniversary of the date of grant. The value of the shares on date of grant was $10.93 per share, which was the Fair Market Value (as defined in the 2006 Incentive Plan) of the shares on the date of grant.

In determining the above restricted Common Stock awards to the Named Executive Officers, the Committee utilized its long-term incentive targets (as a percentage of base salary) to derive a potential equity award value for each Named Executive Officer. The Committee then allocated 50% of that award value as restricted Common Stock under the Company’s 2006 Incentive Plan.

2.	2015 Performance Unit Awards.

In February 2015, the Committee approved the Omega Protein Corporation 2015 Cash Incentive Performance Unit Plan (the “2015 Performance Unit Plan”). The Committee believes that the 2015 Performance Unit Plan will enable it to obtain and retain the services of employees by encouraging their commitment, motivating their superior performance by means of long-term performance related incentives, encouraging and providing them with a program that links and aligns their personal interests to those of the Company’s stockholders, attracting and retaining them by providing competitive incentive compensation opportunities, and enabling them to share in the long-term growth and success of the Company.

In February 2015, the Committee granted 2015 Performance Units under the 2015 Performance Unit Plan to the Named Executive Officers listed below:

Officer	Title	Number of 2015 Performance Units	Value of 2015 Performance Units if Threshold Goal is Achieved Each Year	Value of 2015 Performance Units if Target Goal is Achieved Each Year	Value of 2015 Performance Units if Maximum Goal is Achieved Each Year
Bret D. Scholtes	President and Chief Executive Officer	302,500	$151,250	$302,500	$605,000
Andrew C. Johannesen	Executive Vice President and Chief Financial Officer	130,000	$65,000	$130,000	$260,000
John D. Held	Executive Vice President, General Counsel and Secretary	130,000	$65,000	$130,000	$260,000
Dr. Mark E. Griffin	President – Animal Nutrition Division	130,000	$65,000	$130,000	$260,000
Terry M. Olson	Former President – Human Nutrition Division	0	0	0	0

In determining the number of 2015 Performance Units granted to the Named Executive Officers, the Committee utilized its long-term incentive targets (as a percentage of base salary) to derive a potential equity award value for each Named Executive Officer. The Committee then allocated of 50% of that award value as 2015 Performance Units under the 2015 Performance Unit Plan, using the Target goal of $1.00 per 2015 Performance Unit as the assumed payout level.

The 2015 Performance Units provide for a cash incentive award, the amount of which will be determined by reference to the performance of the Common Stock during the relevant performance period compared to the performance of the Russell 2000 Index during that same period. The value of the 2015 Performance Units will be measured based on the Company’s relative performance in each of the three following periods: (i) January 1, 2015 to December 31, 2015, (ii) January 1, 2016 to December 31, 2016, and (iii) January 1, 2017 to December 31, 2017. One third of the 2015 Performance Units granted to an employee will be earned at the end of each calendar year of the performance period and will be valued for the calendar year based on the Total Shareholder Return (“TSR”) of the Company compared to the TSR of the Russell 2000 Index. At the end of each calendar year in the performance period, subject to review and certification of results by the Committee, the employee will accrue a cash award based on the value of his or her 2015 Performance Units earned for that calendar year. Accrued cash awards for all three years will be paid after December 31, 2017.

The comparison of the Company’s TSR to the Russell 2000 Index TSR will generate a percentage that will relate to one of four quartiles: (i) less than 25%, (ii) 25% up to 50%, (iii) 50% up to 75%, and (iv) greater than 75%.

That quartile will determine the value of a 2015 Performance Unit as set forth below:

	Company Ranking as Compared to Peer Group	Value of a 2015 Performance Unit
Maximum	75th % Quartile	$2.00
Target	50th % Quartile	$1.00
Threshold	25th % Quartile	$0.50
Below Threshold	< 25th % Quartile	$0

Values between quartiles will be interpolated, unless the Company’s TSR is below the 25th quartile, in which case no payment would be made, or unless the Company’s TSR is above the 75th quartile, in which case the value of the 2015 Performance Unit is capped at $2.00. In the event that the Company’s TSR is negative during the performance measurement period, the maximum value of the 2015 Performance Unit for that period would be capped at $1.00.

TSR for the Company is calculated with respect to each performance period by dividing (a) the average closing price of the Common Stock for the last 25 trading days of the applicable performance period, less the average closing price of the Common Stock for the 25 trading days immediately preceding the performance period, by (b) the average closing price of the Common Stock for the 25 trading days immediately preceding the performance period. TSR is calculated with respect to each performance period for the companies in the Russell 2000 Index on the same basis as TSR is calculated for the Company.

4. Perquisites and Benefit Programs. We provide certain perquisites and benefit programs to our senior management to allow them to focus on Company matters and because many other companies with which we compete for executive talent provide similar arrangements. Our perquisite and benefit programs are discussed below.

Benefit Programs. We offer health, welfare and retirement programs to all eligible employees. The Named Executive Officers are eligible to participate in these benefit programs on the same basis as all employees generally. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and disability insurance. We also provide an executive medical plan to each qualifying Named Executive Officer and other qualifying executive officers, which reimburses that officer for certain medical, pharmacy, dental and vision expenses not fully reimbursed by our general benefit plans.

We offer a 401(k) retirement plan that is intended to supplement the employee’s personal savings and social security. All of our employees are generally eligible to participate in the 401(k) plan and the Named Executive Officers participate on the same basis as all of our employees. At our discretion, we may make a matching contribution to each participating employee’s 401(k) account and we did so in 2014. We froze our pension plan in 2002 and accordingly, our employees, including the Named Executive Officers, no longer receive any additional years of service credit under this pension plan.

Effective January 1, 2014, the Company ceased providing Company-owned vehicles to its Named Executive Officers other than Mr. Olson and replaced that benefit with an annual car allowance of $12,000. Company employees, including the Named Executive Officers, were given the option to purchase their Company vehicle from the Company at fair market value.

We do not provide any of our officers or directors with any reimbursements for country club memberships, private aircraft use, personal financial or tax advice, or security expenses.

Employment and Indemnification Agreements. We have entered into employment agreements with the Named Executive Officers pursuant to which the officer will be entitled to receive severance benefits upon certain defined termination events, including upon the occurrence of certain enumerated events following a change of control or in some cases, a change of control only. The events that trigger payments following a change of control are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment within a certain period following a change of control. In the case of a termination event being the result of a change of control only, this determinant permits an executive to continue to provide services to the Company in any amount and for as long as needed after the receipt of severance benefits and permits the severance benefits to comply with Section 409A of the Internal Revenue Code. In general, we believe these agreements will assure executives of fair treatment following a change of control, and assist in promoting continuity of senior management and retaining key talent during uncertain times. These agreements are intended to assure the full attention of the executive to the Company’s business and interests of its stockholders, free from any distractions caused by personal job-related uncertainties relating to termination or a pending or threatened change of control. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided in this Proxy Statement under the heading “Executive Compensation – Potential Payments Upon Termination or Change of Control.”

We have entered into indemnification agreements with each of our directors and Named Executive Officers. These indemnification agreements provide for the Company to, among other things, indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, and advance their expenses incurred as a result of a proceeding as to which they may be indemnified. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Nevada law and are in addition to any other rights the indemnitee may have under the Company’s Articles of Incorporation, Bylaws or applicable law. We believe these indemnification agreements enhance our ability to attract and retain knowledgeable and experienced officers and directors. We also cover our directors and officers under directors’ and officers’ liability insurance policies.

Other Policies

Except as described above under “Elements of Executive Compensation,” the Committee has not adopted any policies regarding the allocation of (i) long-term compensation and current compensation, (ii) cash compensation and non-cash compensation, and (iii) different types of long-term compensation, because in each case, the Committee desires to maintain maximum flexibility when making its compensation determinations. The Committee has not adopted an express “clawback” policy which would allow the Company to recoup paid compensation from designated officers in the event of a financial restatement. The Committee has deferred taking action on a clawback policy until such time as the regulations are issued pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act in order to ensure that our policy will comply with these regulations.

The Committee has adopted a general policy that short-term incentive cash awards for Named Executive Officers and other senior management for a particular fiscal year will be approved in the first quarter immediately following that fiscal year, so that the audit of the Company’s financial statements will be in the latter stages of completion when those awards are approved. The Committee does not coordinate the timing of equity-related awards with the release of any Company material non-public information or the filing of any Company SEC reports.

Stock Ownership Requirements

The Board has adopted stock ownership requirements for senior management and independent Board members because it believes these executives will more effectively pursue the long-term interests of stockholders if they are stockholders themselves. The following table provides our current stock ownership requirements, by position:

Leadership Position	Value of Shares
Independent Board Member	3x annual retainer
Chief Executive Officer	3x base salary
Executive Vice Presidents, Senior Vice Presidents and Presidents of Divisions	2x base salary
Vice Presidents and other key employees (as designated from time to time by the Chief Executive Officer)	1x base salary

The Board’s Corporate Governance and Nominating Committee will review annually the share ownership requirements and where executives stand against their respective requirement. Once an executive becomes subject to the stock ownership requirements, he or she has five years to satisfy the requirements. A three-year period to comply restarts when an executive is promoted to a higher ownership requirement or receives an increase in base salary or Board retainer fees.

Securities Trading Policy

Other than the Company’s securities trading policy, the Company does not have any policies regarding hedging the economic risk of equity or security ownership in the Company. The Company’s securities trading policy prohibits Company officers and key employees from short-term trading in the Company’s securities, conducting any short sales in the Company’s securities, or trading in Company common stock options that are traded on any stock exchange.

The Role of Internal Equity

In setting total compensation, the Committee considered internal equity considerations regarding the CEO and Named Executive Officers but does not have a specific formula for determining the relationship between CEO and Named Executive Officer pay.

Process and Procedures for Determining Executive Compensation Programs

Guided by the executive compensation principal objectives described above, the Committee approves the structure of the executive compensation program for our NEOS. The following describes the roles of the key participants in the process.

Role of the Committee

Our executive compensation program is subject to the oversight of the Committee. The Committee operates under a written charter adopted by the Board of Directors. To fulfill its responsibilities, the Committee:

1.     Provides direction to the Company in connection with executive compensation and benefits for the executive team.

2.     Reviews and approves corporate goals and individual performance relevant to the compensation of the CEO.

3.     Evaluates the CEO’s performance and achievement of corporate goals, either as a committee or together with other independent directors, and determines the CEO’s compensation level based on such evaluation.

4.     After considering the recommendations of the CEO, reviews the compensation structure and determines the compensation of executive officers of the Company.

5.     Approves, on behalf of the Board, employment agreements or similar arrangements, or amendments to existing employment agreements or similar arrangements, for officers of the Company.

6.     Evaluates and makes recommendations to the Board with respect to the adoption, substantive modification, or termination of any benefit plan of the Company.

7.     Administers any incentive or equity-based compensation plans approved by the Board in accordance with the responsibilities assigned to the Committee under those plans.

8.     Unless otherwise undertaken by the Board, approves the compensation of the Company’s independent directors.

The Committee may delegate authority to individuals or Board committees or subcommittees when it deems appropriate, subject to the restrictions of any incentive plan or plans, provided that any Board committees or subcommittees are composed entirely of independent directors.

Role of the Company’s Executive Officers

The Committee has delegated to the CEO the authority to approve changes in base salary and to determine annual cash awards for any Company employee who is not a Company executive officer. The Committee delegated this authority because it believes that the CEO is in an inherently better position than the Committee to assess the subjective and objective performance of Company employees at less senior levels.

Role of Independent Consultants

To assist with the formulation of our compensation program, the Committee retained FWC as its independent compensation consultant. FWC reports directly to, and takes its direction from, the Committee. However, the Committee does not specifically direct FWC on how to perform its scope of services.

FWC has attended certain Committee meetings, either in person or by telephone, and assisted the Committee with:

●	providing updates on relevant trends and developments in executive and director compensation;

●	assessing the Company’s peer group and the competitiveness of pay levels and practices;

●	evaluating the competitiveness and appropriateness of the Company’s incentive plans;

●	assisting in the design of new incentive plans;

●	reviewing the compensation of non-employee Directors; and

●	reviewing information to be included in the compensation sections of our proxy statement.

The Committee reviewed the independence of FWC based on the NYSE rules for independence and determined that there is no conflict of interest resulting in the Committee’s retention of FWC.

Tax Considerations

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 per person on the amount of compensation that may be deducted by the Company in any one fiscal year with respect to each of the Named Executive Officers. This deduction limitation, however, does not apply to certain “performance based” compensation. The Committee is aware of this provision and it is possible that the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of compensation for its executive officers.

Advisory Stockholder Vote on Executive Compensation

At our 2014 Annual Stockholders Meeting, we conducted an advisory vote on the compensation of our Named Executive Officers (the “say-on-pay”). Although the advisory stockholder vote on the “say-on-pay” proposal was non-binding, the Committee has considered, and is likely to continue to consider in the future, the outcome of that vote when making future compensation decisions for the Named Executive Officers. At our 2014 Annual Meeting of Stockholders, approximately 94.9% of the stockholders who voted on the “say-on-pay” proposal approved the compensation of our Named Executive Officers, while approximately 4.6% voted against the proposal and approximately 0.5% abstained on voting on the proposal. Based on those results, the Committee believes that the Company’s compensation philosophy and the compensation paid to the Named Executive Officers are supported by our stockholders.

Compensation Committee Report

The Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with management and, based on this review and discussion, has recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement or the Company’s Annual Report on Form 10-K for filing with the SEC.

Dated: April 1, 2015	Respectfully submitted, Dr. Gary L. Allee (Chairman) David W. Wehlmann Stephen C. Bryan

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The Compensation Committee consists of Dr. Allee (Chairman), Mr. Wehlmann and Mr. Bryan. None of Dr. Allee, Mr. Wehlmann or Mr. Bryan had any relationships or transactions with the Company or its subsidiaries required to be disclosed pursuant to Item 407(e)(4) of Regulation S-K under the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the fiscal years ended December 31, 2014, 2013 and 2012 the annual compensation for the Company’s Principal Executive Officer, Principal Financial Officer and its other three most highly compensated executive officers in 2014 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE FOR THE

FISCAL YEARS ENDED DECEMBER 31, 2014, 2013, AND 2012

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings(3)	All Other Compensation	Total ($)
Bret D. Scholtes President and Chief Executive Officer	2014 2013 2012	$550,000 $450,000 $450,000	0 0 $270,000	$526,400 0 $495,250	0 0 0	$577,498(4) $675,000(5) 0	0 0 0	$27,015(8) $20,552 $26,620	$1,680,913 $1,145,552 $1,241,870

Andrew C. Johannesen Executive Vice President and Chief Financial Officer	2014 2013 2012	$325,000 $325,000 $325,000	0 0 $195,000	$244,400 0 $220,850	0 0 0	$280,313(4) $378,000(5) 0	0 0 0	$23,599(9) $17,941 $18,994	$873,312 $720,941 $759,844

John D. Held Executive Vice President, General Counsel and Secretary	2014 2013 2012	$325,000 $300,000 $300,000	0 0 $175,000	$225,600 0 $157,750	0 0 0	$268,125(4) $348,000(5) 0	$5,164 0 $3,534	$33,29210) $32,140 $32,547	$857,181 $680,141 $668,831

Dr. Mark E. Griffin President – Animal Nutrition Division	2014 2013 2012	$325,000 $300,000 $300,000	0 0 $190,000	$225,600 0 $220,850	0 0 0	$268,125(4) $348,000(5) 0	0 0 0	$33,983(11) $19,582 $21,188	$852,708 $667,582 $732,038

Terry M. Olson Former President – Nutegrity(6)	2014 2013 2012	$290,000 $227,772(7) -	0 0 -	$218,080 $199,250 -	0 0 -	$87,171(4) $225,000(5) -	0 0 -	$12,449(12) $8,038 -	$607,700 $660,060 -

(1)

For 2014, the amounts in the column labeled “Stock Awards” consist of two components: (i) the value of a grant of restricted Common Stock under the Company’s 2006 Long-Term Incentive Plan (“2006 Incentive Plan”), and (ii) the value of a grant of 2014 Performance Units under the Company’s 2014 Cash Incentive Performance Unit Plan (“2014 Performance Unit Plan”). The two components are broken down as follows:

Officer	Aggregate Value (reported in Stock Award column above)	Value of Restricted Common Stock Award	Value of 2014 Performance Units
Bret D. Scholtes	$526,400	$280,000	$246,400
Andrew C. Johannesen	$244,400	$130,000	$114,400
Dr. Mark E. Griffin	$225,600	$120,000	$105,600
John D. Held	$226,500	$120,000	$105,600
Terry M. Olson	$218,080	$116,000	$102,080

The values of the restricted Common Stock awards are based on the Fair Market Value (defined in the Company’s 2006 Incentive Plan as the average of the high and the low trading prices of the Common Stock reported on the NYSE on the date of grant) of the Common Stock on the date of grant.

The value of the 2014 Performance Units was calculated at approximately $0.88 per 2014 Performance Unit as of the date of grant. This amount does not reflect an amount that the Named Executive Officer received in 2014 or is entitled to receive. Rather, as required by applicable SEC rules, this amount reflects the aggregate grant date fair value of the 2014 Performance Units granted to the Named Executive Officer in 2014 and computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the 2014 Performance Units will likely vary from the actual amount that the Named Executive Officer receives based on stock price fluctuations of the Common Stock and the Russell 2000 Index.

The value of each 2014 Performance Unit on the date of grant was established as follows:

The Company utilized a probabilistic approach for calculating an estimate of the fair value of the 2014 Performance Unit grants following the valuation principles of FASB ASC Topic 718. Monte-Carlo simulation is a generally accepted statistical technique used, in this instance, to simulate a range of possible future stock prices for the Company and the components of the Russell 2000 Index. The Company’s method used a geometric Brownian motion within a risk-neutral framework to model future stock price movements based upon the risk-free rate of return, the volatility of each entity, and correlation of each entity to the Russell 2000 Index. The ending payout was then discounted, with the risk free rate of return, to the grant date to determine the grant date fair value.

In connection with its analysis, the Company made the following assumptions:

Common Stock Price of $10.45 – Based upon the closing price Common Stock price on February 6, 2014, the date of grant for the 2014 Performance Units.

Expected Volatilities – The Company used the historical volatilities over the most recent 2.90-year period for the components of the Russell 2000 Index. The Company chose 2.90 years to be commensurate with the remaining performance period stipulated by the 2014 Performance Units.

Correlation Coefficients – The Company calculated the correlation coefficients based upon the price data used to calculate the historical volatilities.

Risk-Free Rate of Interest of 0.65% – The Company used a risk-free rate of interest that is equal to the yield, as of the measurement date, of the zero-coupon U.S. Treasury bill that is commensurate with the 2.90 year performance measurement period for the 2014 Performance Units.

Dividends – Because the 2014 Performance Units stipulate that the awards are based upon the total stockholder return of the Company and the components of the Russell 2000 Index, the Company modeled such that any dividends get reinvested in the issuing entity on a continuous basis.

Beginning Average Price of $11.23 (for calculating Total Stockholder Return) – For this purpose, the beginning stock price was calculated as the average closing Common Stock price for the 25 trading-day period prior to February 6, 2014, the date of grant for the 2014 Performance Units.

In considering the grant of the 2014 Performance Units, the Compensation Committee utilized a notional value of $1.00 per 2014 Performance Unit which was the Target Goal assumed payout level for each 2014 Performance Unit. See “Compensation Discussion and Analysis for the Year Ended December 31, 2014 – Elements of Executive Compensation – 3. Long-Term Incentive Awards – A. 2014 Equity Incentives – 2. 2014 Performance Unit Awards” for more information on the 2014 Performance Units.

(2)	No stock option awards were granted to the Named Executive Officers in 2012, 2013 or 2014.

(3)

The Named Executive Officers had no deferred compensation earnings in 2012, 2013 or 2014. The amounts in the column represent the increase in the present value of the officer’s accumulated benefit in the Company’s pension plan as of December 31 of the year reported compared to that same value on December 31 of the prior year, calculated pursuant to FASB Accounting Standards Certification Topic 715-30-20 for financial reporting purposes. In 2013, the calculation for Mr. Held’s pension benefit resulted in a decrease in present value for that year, and the resulting negative number ($3,191) has been omitted from the table. For more information on the calculation methodology, see “Pension Plan Benefits for Fiscal Year Ended December 31, 2014.”

(4)

Represents cash awards made in February 2015 as short-term incentive awards relating to performance in 2014. See “Compensation Discussion and Analysis – Elements of Executive Compensation – 2. Short-Term Incentives.”

(5)	Represents cash awards made in February 2014 as short-term incentive awards relating to performance in 2013.

(6)	Mr. Olson’s employment with the Company ended on March 31, 2015.

(7)	Base salary reflects a partial year of employment with the Company for 2013.

(8)

The reported amount represents (i) $450 for taxable income attributable to Mr. Scholtes due to the Company’s payment on his behalf of life insurance premiums relating to policy face amounts in excess of $50,000, (ii) $10,400 for Company matching contributions in 2014 to Mr. Scholtes’ 401(k) plan account, (iii) $4,165 for Company reimbursed travel expenses for Mr. Scholtes’ spouse accompanying him on Company business trips, including reimbursement for federal income taxes attributable to such reimbursements, and (iv) $12,000 for a car allowance.

(9)

The reported amount represents (i) $450 for taxable income attributable to Mr. Johannesen due to the Company’s payment on his behalf of life insurance premiums relating to policy face amounts in excess of $50,000, (ii) $10,400 for Company matching contributions in 2014 to Mr. Johannesen’s 401(k) plan account, (iii) $749 for Company reimbursed travel expenses for Mr. Johannesen’s spouse accompanying him on Company business trips, including reimbursement for federal income taxes attributable to such reimbursement, and (iv) $12,000 for a car allowance.

(10)

The reported amount represents (i) $690 for taxable income attributable to Mr. Held due to the Company’s payment on his behalf of life insurance premiums relating to policy face amounts in excess of $50,000, (ii) $10,400 for Company matching contributions in 2014 to Mr. Held’s 401(k) plan account, (iii) $980 for Company reimbursed travel expenses for Mr. Held’s partner accompanying him on Company business trips, including reimbursement for federal income taxes attributable to such reimbursements, (iv) $1,520 for reimbursement for tax, title and license fees in connection with Mr. Held’s purchase of a Company vehicle for fair market value, (v) $7,702 for Mr. Held’s pro rata portion of the cost of the Company’s executive medical plan in 2014, and (vi) $12,000 for a car allowance.

(11)

The reported amount represents (i) $450 for taxable income attributable to Dr. Griffin due to the Company’s payment on his behalf of life insurance premiums relating to policy face amounts in excess of $50,000, (ii) $10,400 for Company matching contributions in 2014 to Dr. Griffin’s 401(k) plan account, (iii) $2,340 for Company reimbursed travel expenses for Dr. Griffin’s spouse accompanying him on Company business trips, including reimbursement for federal income taxes attributable to such reimbursements, (iv) $1,091 for reimbursement for tax, title and license fees in connection with Dr. Griffin’s purchase of a Company vehicle for fair market value, (v) $7,702 for Dr. Griffin’s pro rata portion of the cost of the Company’s executive medical plan in 2014, and (vi) $12,000 for a car allowance.

(12)

The reported amount represents (i) $690 for taxable income attributable to Mr. Olson due to the Company’s payment on his behalf of life insurance premiums relating to policy face amounts in excess of $50,000, (ii) $10,400 for Company matching contributions in 2014 to Mr. Olson’s 401(k) plan account, and (iii) $1,359 for Company reimbursed travel expenses for Mr. Olson’s spouse accompanying him on Company business trips.

Grants of Plan Based Awards

The following table shows grants of plan-based awards relating to 2014 for the Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014

		Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other
								Stock Awards: Number Of Shares Of Stock Or Units	All Other Option Awards: Number of Securities Underlying	Exercise Or Base Price of Option Awards	Grant Date Fair Value of Stock, Unit or Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	Options (#)	($/share)	Awards
Bret D. Scholtes President and Chief Executive Officer	2/6/14 2/6/14 2/26/15	$275,000	$550,000	$1,100,000	N/A	N/A	N/A	27,027(2) 280,000(4)	N/A	N/A	$280,000(3) $246,400(5)

Andrew C. Johannesen Executive Vice President and Chief Financial Officer	2/6/14 2/6/14 2/26/15	$121,875	$243,750	$487,500	N/A	N/A	N/A	12,548(2) 130,000(4)	N/A	N/A	$130,000(3) $114,400(5)

John D. Held Executive Vice President, General Counsel and Secretary	2/6/14 2/6/14 2/26/15	$121,875	$243,750	$487,500	N/A	N/A	N/A	11,583(2) 120,000(4)	N/A	N/A	$120,000(3) $105,600(5)

Dr. Mark E. Griffin President – Animal Nutrition Division	2/6/14 2/6/14 2/26/15	$121,875	$243,750	$487,500	N/A	N/A	N/A	11,583(2) 120,000(4)	N/A	N/A	$120,000(3) $105,600(5)

Terry M. Olson Former President – Nutegrity(6)	2/6/14 2/6/14 2/26/15	$68,875	$137,750	$275,500	N/A	N/A	N/A	11,196(2) 116,000(4)	N/A	N/A	$116,000(3) $102,080(5)

(1)

The amounts shown reflect the possible range of cash payouts under the Company’s short-term incentive program for 2014. See “Compensation Discussion and Analysis – Elements of Executive Compensation – 2. Short-Term Incentives.” The actual amounts paid to each Named Executive Officer for these 2014 short-term incentive awards were finalized and approved by the Compensation Committee on February 26, 2015 and are shown as 2014 compensation in the “Summary Compensation Table for the Fiscal Years Ended December 31, 2014, 2013 and 2012” in the column titled “Non-Equity Incentive Plan Compensation.”

(2)	Represents restricted stock awards made in February 2014 as long-term incentive awards, vesting over a three year period.

(3)

Based on the Fair Market Value (defined in the 2006 Incentive Plan as the average of the high and the low trading prices of the Common Stock reported on the NYSE on the date of grant) of the Common Stock on the date of grant which was $10.36 per share.

(4)	Represents the number of 2014 Performance Units granted in 2014.

(5)

The value of the 2014 Performance Units was calculated at approximately $0.88 per 2014 Performance Unit as of the date of grant. This amount does not reflect an amount that the Named Executive Officer received in 2014 or is entitled to receive. Rather, as required by applicable SEC rules, this amount reflects the aggregate grant date fair value of the 2014 Performance Units granted to the Named Executive Officer in 2014 and computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the 2014 Performance Units will likely vary from the actual amount that the Named Executive Officer receives based on stock price fluctuations of the Common Stock and the Russell 2000 Index.

For information on the valuation methodology for the 2014 Performance Units on the date of grant, see the Summary Compensation Table for the Fiscal Years Ended December 31, 2014, 2013 and 2012, Footnote 1.

(6)	Mr. Olson’s employment with the Company ended on March 31, 2015.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See “—Employment and Severance Agreements” and “—Potential Payments Upon Termination or Change of Control” below for the material terms of employment agreements with our Named Executive Officers. See “Compensation Discussion and Analysis for the Year Ended December 31, 2014” for a discussion of our executive compensation program and policies and other related information. See footnotes to the Summary Compensation Table for narrative with respect to that table.

Outstanding Equity Awards at Fiscal Year End

The following table shows the numbers and values of option awards and stock and performance unit awards previously granted to the Named Executive Officers outstanding on December 31, 2014:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED DECEMBER 31, 2014

	OPTION AWARDS					STOCK / PERFORMANCE UNIT AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares Or Units Of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bret D. Scholtes President and Chief Executive Officer	100,000 200,000	0 0	0 0	$6.39 $7.07	4/28/20 12/1/20	102,027(1) 280,000(3)	$1,078,425(2) $246,400(4)	0	0

Andrew C. Johannesen Executive Vice President and Chief Financial Officer	0	0	0	N/A	N/A	47,548(5) 130,000(3)	$502,582(2) $114,400(4)	0	0

John D. Held Executive Vice President, General Counsel and Secretary	125,000	0	0	$7.07	12/1/20	36,583(6) 120,000(3)	$386,682(2) $105,600(4)	0	0

Dr. Mark E. Griffin President – Animal Nutrition Division	43,334 125,000	0 0	0 0	$4.65 $7.07	1/4/20 12/1/20	46,583(7) 120,000(3)	$492,382(2) $105,600(4)	0	0

Terry M. Olson(9) Former President – Nutegrity	0	0	0	N/A	N/A	36,196(8) 116,000(3)	$382,591(2) $102,080(4)	0	0

(1)

These shares of restricted Common Stock vest as follows: 25,000 shares vested on January 1, 2015, 9,009 shares vested on February 6, 2015, 50,000 shares will vest on December 4, 2015, 9,009 shares will vest on February 6, 2016 and 9,009 shares will vest on February 6, 2017.

(2)	Based on $10.57, the closing price of the Company’s Common Stock on December 31, 2014.

(3)	These 2014 Performance Units will vest in February 2017.

(4)

The value of the 2014 Performance Units was calculated at approximately $0.88 per 2014 Performance Unit as of the date of grant. This amount does not reflect an amount that the Named Executive Officer received in 2014 or is entitled to receive. Rather, as required by applicable SEC rules, this amount reflects the aggregate grant date fair value of the 2014 Performance Units granted to the Named Executive Officer in 2014 and computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the 2014 Performance Units will likely vary from the actual amount that the Named Executive Officer receives based on stock price fluctuations of the Common Stock and the Russell 2000 Index.

For information on the valuation methodology for the 2014 Performance Units on the date of grant, see the Summary Compensation Table for the Fiscal Years Ended December 31, 2014, 2013 and 2012, Footnote 1.

(5)

These shares of restricted Common Stock vest as follows: 4,183 shares vested on February 6, 2015, 35,000 shares will vest on December 4, 2015, 4,183 shares will vest on February 6, 2016 and 4,182 shares will vest on February 6, 2017.

(6)

These shares of restricted Common Stock vest as follows: 3,861 shares vested on February 6, 2015, 25,000 shares will vest on December 4, 2015, 3,861 shares will vest on February 6, 2016 and 3,861 shares will vest on February 6, 2017.

(7)

These shares of restricted Common Stock vest as follows: 3,861 shares vested on February 6, 2015, 35,000 shares will vest on December 4, 2015, 3,861 shares will vest on February 6, 2016 and 3,861 shares will vest on February 6, 2017.

(8)

These shares of restricted Common Stock vest as follows: 3,732 shares vested on February 6, 2015, 25,000 shares will vest on February 27, 2016, 3,732 shares will vest on February 6, 2016 and 3,732 shares will vest on February 6, 2017. Because Mr. Olson’s employment with the Company ended on March 31, 2015, all unvested shares of restricted Common Stock after that date have been forfeited.

(9)	Mr. Olson’s employment with the Company ended on March 31, 2015. As a result, all unvested shares of restricted Common Stock and all 2014 Performance Units were forfeited on that date.

Option Exercises and Stock Vested

The following table shows the numbers and values of stock option exercises and vesting of stock awards during the year ended December 31, 2014 by each of the Named Executive Officers:

OPTION EXERCISES AND STOCK VESTED FOR

FISCAL YEAR ENDED DECEMBER 31, 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Bret D. Scholtes	0	0	35,000	$318,850
Andrew C. Johannesen	0	0	50,698	$541,605
John D. Held	374,500	$2,849,462	35,000	$318,850
Dr. Mark E. Griffin	50,000	$511,189	35,000	$318,850
Terry M. Olson	0	0	0	0

(1)	Based on the closing price of the Company’s Common Stock on the date or dates of vesting for that Named Executive Officer’s restricted stock award.

Employment and Severance Agreements

The Company has entered into an employment agreement effective as of January 1, 2012 with Bret D. Scholtes, the Company’s President and Chief Executive Officer. The employment agreement has no term and may be terminated at any time by either the Company or Mr. Scholtes subject to the provisions of the agreements regarding notice and severance. Upon a termination by the Company for any reason other than for Due Cause (as defined in the employment agreement), death or Disability (as defined in the employment agreement) and provided that Mr. Scholtes delivers an effective release in favor of the Company, Mr. Scholtes is entitled to receive a lump sum payment equal to his annual base salary, payable within five days after the date that such release becomes effective. Upon a termination by the Company for any reason other than Due Cause, death or Disability in either case within twelve months after a Change of Control (as defined in the employment agreement) and provided that Mr. Scholtes delivers an effective release in favor of the Company, Mr. Scholtes is entitled to receive a lump sum payment equal to two times his annual base salary, payable within five days after the date that such release becomes effective.

Mr. Scholtes employment agreement contains restrictions on his use of the Company’s confidential information and also provides that Mr. Scholtes will assign to the Company all worldwide rights in any intellectual property that he develops which relates to the business, products or services of the Company. During the term of the agreement, and for the three years following the termination of the employment agreement, Mr. Scholtes may not engage, directly or indirectly, in any business or enterprise which is in competition with the Company anywhere in the world, induce any Company employee to leave his employment with the Company, or solicit any distributor or customer to amend its business relationship with the Company.

The Company has entered into an employment agreement effective as of January 1, 2012 with Andrew C. Johannesen, the Company’s Executive Vice President and Chief Financial Officer. The terms of this employment agreement are substantially identical to Mr. Scholtes’ employment agreement, except that upon a termination by the Company for any reason other than Due Cause, death or Disability in either case within twelve months after a Change of Control (as defined in the employment agreement) and provided that Mr. Johannesen delivers an effective release in favor of the Company, Mr. Johannesen is entitled to receive a lump sum payment equal to one-and-a-half times his annual base salary, payable within five days after the date that such release becomes effective.

The Company has entered into an employment agreement effective as of January 1, 2012 with Dr. Mark E. Griffin, the Company’s President — Animal Nutrition Division. The terms of this employment agreement are substantially identical to Mr. Johannesen’s employment agreement.

John D. Held, Executive Vice President, General Counsel and Secretary, has an employment agreement with the Company originally entered into in March 2000 and subsequently amended that provides for a rolling three-year term, and provides that, in the event of termination of Mr. Held’s employment for death, disability or for Cause (as defined in the employment agreement), or if Mr. Held voluntarily terminates his employment other than for Good Reason (as defined in the employment agreement), the Company will pay Mr. Held’s base salary through the termination date. The agreement also provides that (i) in the event of a termination of employment by Mr. Held for Good Reason (as defined in the employment agreement) or by the Company without Cause, or (ii) in the event of a Change of Control of the Company (as defined in the agreement), the Company will pay Mr. Held a lump-sum severance payment equal to 2.99 times the executive’s “base amount” (as defined by Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)). If the total amount of the severance payment were to be found by the Internal Revenue Service to equal or exceed three times Mr. Held’s “base amount,” as defined by Section 280G of the Code, then Mr. Held could incur a parachute excise tax equal to 20% of the aggregate severance amount. If any parachute excise or similar tax is imposed on Mr. Held’s severance payment under the agreement, including pursuant to Section 280G or Section 409A of the Code, the agreement provides that the Company will reimburse Mr. Held for such imposition.

The agreement contains restrictions on Mr. Held’s use of any Company confidential information. The agreement also provides that Mr. Held will assign to the Company all worldwide rights in any intellectual property that he develops which relates to the business, products or services of the Company. During the term of his agreement, and for the three years following the termination of his agreement, Mr. Held may not engage, directly or indirectly, in any business or enterprise which is in competition with the Company anywhere in the world, induce any Company employee to leave his or her employment with the Company, or solicit any distributor or customer to amend its business relationship with the Company. The agreement also provides for the advancement and reimbursement of Mr. Held’s costs and expenses in conjunction with any disputes relating to the agreement.

Terry M. Olson, President — Nutegrity, had an employment agreement with the Company’s subsidiary, Wisconsin Specialty Protein, LLC (“WSP”), entered into in February 2013 pursuant to which Mr. Olson was employed as President of that subsidiary. Mr. Olson resigned as a Company employee on March 31, 2015 and no amounts were due to Mr. Olson under that employment agreement in connection with that resignation.

Potential Payments Upon Termination or Change of Control

We have entered into employment or severance agreements that will require us to provide compensation to the Named Executive Officers in the event of a termination of employment or a change of control of the Company. The amount of compensation payable to each such Named Executive Officer in each situation is listed in the tables below. For a narrative description of the material terms of the Named Executive Officer’s employment agreements and any conditions to the payments upon termination or change of control, see the description under the heading “—Employment and Severance Agreements” above.

The following table describes the potential payments upon termination or a change of control of the Company for Bret Scholtes, President and Chief Executive Officer.

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination	Involuntary Not for Cause Termination(2)	For Cause Termination	Involuntary Termination (after a Change of Control)(3)	Death or Disability
Cash Severance Payment	$0	$550,000(4)	$0	$1,100,000(4)	$0
Health and Life Insurance	$0	$0	$0	$0	$0
Unvested Stock Options and Restricted Stock Awards (Acceleration of Unvested Awards)	$0	$0	$0	$1,078,425(5)	$0
Unvested Deferred Performance Units	$0	$0	$0	$240,800(6)	$0
Total:	$0	$550,000	$0	$2,419,225	$0

(1)	For purposes of this analysis, we assumed Mr. Scholtes’ base salary was his current base salary of $550,000.

(2)	Assumes a termination of employment immediately after December 31, 2014. Mr. Scholtes’ severance for an involuntary not for cause termination is equal to one times his most recent annual base salary.

(3)

Assumes a termination of employment immediately after December 31, 2014. Mr. Scholtes’ severance benefit for an involuntary not for cause termination within 12 months after a Change of Control (as defined in Mr. Scholtes’ employment agreement) is equal to two times his most recent annual base salary.

(4)	Paid in a lump sum five days after the receipt of a duly executed release.

(5)

Under the 2006 Incentive Plan, time-based unvested stock options and restricted Common Stock awards vest in full upon a Change of Control (as defined in the 2006 Incentive Plan). The value shown in the table is equal to: (i) the in-the-money value for any unvested stock options, assuming that the exercise price of the stock options is $10.57, the closing price of the Common Stock on December 31, 2014 and (ii) the value of any unvested restricted Common Stock awards, assuming that the per share value for unvested Common Stock is $10.57, the closing price of the Company’s common stock on December 31, 2014.

(6)

The 2014 Performance Units provide that upon a Change of Control (as defined in the 2006 Incentive Plan), the 2014 Performance Units that have been earned for completed calendar years of the performance period will be paid at their actual amounts earned for that completed calendar year, and for incomplete calendar years, the earning of the remaining Performance Units will be accelerated as of the date of the Change in Control and valued at the target value of $1.00 per unit. The value shown in the table is equal to (i) for the 2014 performance period for the 2014 Performance Units, a value of $0.58 per 2014 Performance Unit (which was the actual amount accrued for the 2014 performance period for the 2014 Performance Units), and (ii) for the 2015 and 2016 performance periods for the 2014 Performance Units, a value of the target value of $1.00 per 2014 Performance Unit.

The following table describes the potential payments upon termination or a change of control of the Company for Andrew Johannesen, Executive Vice President and Chief Financial Officer.

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination	Involuntary Not for Cause Termination(2)	For Cause Termination	Involuntary Termination (after a Change of Control)(3)	Death or Disability
Cash Severance Payment	$0	$340,000(4)	$0	$510,000(4)	$0
Health and Life Insurance	$0	$0	$0	$0	$0
Unvested Stock Options and Restricted Stock Awards (Acceleration of Unvested Awards)	$0	$0	$0	$502,572(5)	$0
Unvested Deferred Performance Units	$0	$0	$0	$111,800(6)	$0
Total:	$0	$340,000	$0	$1,124,372	$0

(1)	For purposes of this analysis, we assumed Mr. Johannesen’s base salary was his current base salary of $340,000.

(2)

Assumes a termination of employment immediately after December 31, 2014. Mr. Johannesen’s severance for an involuntary not for cause termination is equal to one times his most recent annual base salary.

(3)

Assumes a termination of employment immediately after December 31, 2014. Mr. Johannesen’s severance benefit for an involuntary not for cause termination within 12 months after a Change of Control (as defined in Mr. Johannesen’s employment agreement) is equal to 1.5 times his most recent annual base salary.

(4)	Paid in a lump sum five days after the receipt of a duly executed release.

(5)	Under the 2006 Incentive Plan, time-based unvested stock options and restricted Common Stock awards vest in full upon a Change of Control (as defined in the 2006 Incentive Plan). The value shown in the table is equal to: (i) the in-the-money value for any unvested stock options, assuming that the exercise price of the stock options is $10.57, the closing price of the Common Stock on December 31, 2014 and (ii) the value of any unvested restricted Common Stock awards, assuming that the per share value for unvested Common Stock is $10.57, the closing price of the Company’s common stock on December 31, 2014.

(6)	The 2014 Performance Units provide that upon a Change of Control (as defined in the 2006 Incentive Plan), the 2014 Performance Units that have been earned for completed calendar years of the performance period will be paid at their actual amounts earned for that completed calendar year, and for incomplete calendar years, the earning of the remaining Performance Units will be accelerated as of the date of the Change in Control and valued at the target value of $1.00 per unit. The value shown in the table is equal to (i) for the 2014 performance period for the 2014 Performance Units, a value of $0.58 per 2014 Performance Unit (which was the actual amount accrued for the 2014 performance period for the 2014 Performance Units), and (ii) for the 2015 and 2016 performance periods for the 2014 Performance Units, a value of the target value of $1.00 per 2014 Performance Unit.

The following table describes the potential payments upon a termination of employment or a change of control of the Company for John D. Held, Executive Vice President, General Counsel and Secretary.

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination	Involuntary Not for Cause Termination(2)	For Cause Termination	Involuntary Termination (after a Change of Control)	Death or Disability
Cash Severance Payment	$0	$3,436,828(3)	$0	$3,436,828 (3)	$0
Health and Life Insurance	$0	$0	$0	$0	$0
Unvested Stock Options and Restricted Stock Awards (Acceleration of Unvested Awards)	$0	$0	$0	$386,682(4)	$0
Unvested Deferred Performance Units	$0	$0	$0	$103,200(5)	$0
Total:	$0	$3,436,828	$0	$3,926,710	$0

(1)

Assumes a termination of employment or a Change of Control (as defined in Mr. Held’s employment agreement) of the Company immediately after December 31, 2014. Mr. Held’s severance benefit under an involuntary not for cause or good reason termination or upon the occurrence of a Change of Control is equal to 2.99 times Mr. Held’s “base amount,” defined by Section 280G(b)(3) and 280G(d) of the Code as the average annual compensation payable to and includable in Mr. Held’s gross income from the Company for the most recent prior five taxable years (2010-2014).

(2)

For purposes of this analysis, we assumed Mr. Held’s “base amount,” defined by Section 280G(b)(3) and 280G(d) of the Code was $1,149,441, which was Mr. Held’s average annual compensation payable to Mr. Held and includable in his gross income from the Company for the five year period from 2010 to 2014.

(3)	Paid in a lump sum within three business days after date of termination or a Change of Control.

(4)	Under the 2006 Incentive Plan, time-based unvested stock options and restricted Common Stock awards vest in full upon a Change of Control (as defined in the 2006 Incentive Plan). The value shown in the table is equal to: (i) the in-the-money value for any unvested stock options, assuming that the exercise price of the stock options is $10.57, the closing price of the Common Stock on December 31, 2014 and (ii) the value of any unvested restricted Common Stock awards, assuming that the per share value for unvested Common Stock is $10.57, the closing price of the Company’s common stock on December 31, 2014.

(5)	The 2014 Performance Units provide that upon a Change of Control (as defined in the 2006 Incentive Plan), the 2014 Performance Units that have been earned for completed calendar years of the performance period will be paid at their actual amounts earned for that completed calendar year, and for incomplete calendar years, the earning of the remaining Performance Units will be accelerated as of the date of the Change in Control and valued at the target value of $1.00 per unit. The value shown in the table is equal to (i) for the 2014 performance period for the 2014 Performance Units, a value of $0.58 per 2014 Performance Unit (which was the actual amount accrued for the 2014 performance period for the 2014 Performance Units), and (ii) for the 2015 and 2016 performance periods for the 2014 Performance Units, a value of the target value of $1.00 per 2014 Performance Unit.

The following table describes the potential payments upon termination or a change of control of the Company for Dr. Mark Griffin, President — Animal Nutrition Division.

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination	Involuntary Not for Cause Termination(2)	For Cause Termination	Involuntary Termination (after a Change of Control)(3)	Death or Disability
Cash Severance Payment	$0	$325,000(4)	$0	$487,500(4)	$0
Health and Life Insurance	$0	$0	$0	$0	$0
Unvested Stock Options and Restricted Stock Awards (Acceleration of Unvested Awards)	$0	$0	$0	$492,382(5)	$0
Unvested Deferred Performance Units	$0	$0	$0	$103,200(6)	$0
Total:	$0	$325,000	$0	$1,083,082	$0

(1)	For purposes of this analysis, we assumed Dr. Griffin’s current base salary was $325,000.

(2)	Assumes a termination of employment immediately after December 31, 2014. Dr. Griffin’s severance for an involuntary not for cause termination is equal to one times his most recent annual base salary.

(3)

Assumes a termination of employment immediately after December 31, 2014. Dr. Griffin’s severance benefit for an involuntary not for cause termination within 12 months after a Change of Control (as defined in Dr. Griffin’s employment agreement) is equal to 1.5 times his most recent annual base salary.

(4)	Paid in a lump sum five days after the receipt of a duly executed release.

(5)	Under the 2006 Incentive Plan, time-based unvested stock options and restricted Common Stock awards vest in full upon a Change of Control (as defined in the 2006 Incentive Plan). The value shown in the table is equal to: (i) the in-the-money value for any unvested stock options, assuming that the exercise price of the stock options is $10.57, the closing price of the Common Stock on December 31, 2014 and (ii) the value of any unvested restricted Common Stock awards, assuming that the per share value for unvested Common Stock is $10.57, the closing price of the Company’s common stock on December 31, 2014.

(6)

The 2014 Performance Units provide that upon a Change of Control (as defined in the 2006 Incentive Plan), the 2014 Performance Units that have been earned for completed calendar years of the performance period will be paid at their actual amounts earned for that completed calendar year, and for incomplete calendar years, the earning of the remaining Performance Units will be accelerated as of the date of the Change in Control and valued at the target value of $1.00 per unit. The value shown in the table is equal to (i) for the 2014 performance period for the 2014 Performance Units, a value of $0.58 per 2014 Performance Unit (which was the actual amount accrued for the 2014 performance period for the 2014 Performance Units), and (ii) for the 2015 and 2016 performance periods for the 2014 Performance Units, a value of the target value of $1.00 per 2014 Performance Unit.

Terry M. Olson, the Company’s former President— Nutegrity, resigned as a Company employee effective as of March 31, 2015. No severance payments were payable to Mr. Olson under his employment agreement or otherwise in connection with that resignation.

Retirement Plans

The Company maintains a defined benefit plan for its employees (the “Pension Plan”). The table below shows the estimated annual benefits payable on retirement under the Pension Plan to persons in the specified compensation and years of service classifications. The retirement benefits shown are based on the following assumptions: retirement at age 65, payments of a single-life annuity to the employee (although a participant can select other methods of calculating benefits) to be received under the Pension Plan using current average Social Security wage base amounts, and not subject to any deduction for Social Security or other offset amounts. The retirement benefits listed include both salary and bonus as set forth in the Summary Compensation Table above.

The Pension Plan provides that a participant may elect to take early retirement at age 55, provided that the participant has at least ten years of eligible vesting service under the Pension Plan and that he or she is no longer employed by the Company. The benefit formula for early retirement is 50% of the normal retirement benefits at age 65. No Named Executive Officer is eligible for early retirement under the Pension Plan if his employment with the Company is terminated.

A participant’s benefit is based on the average monthly earnings for the consecutive five-year period during which the participant had his or her highest level of earnings. With certain exceptions, the Code restricts the annual pension that may be paid by an employer from a plan which is qualified under the Code to an aggregate amount of $160,000 (subject to cost of living adjustments). The Code also limits the covered compensation that may be used to determine benefits to $200,000 (subject to cost of living adjustments).

Pension Plan Table

	Years of Service
Covered Compensation(1)	15	20	25	30	35
$120,000	$16,730	$22,307	$27,883	$33,460	$39,037
$130,000	$18,380	$24,507	$30,333	$36,760	$42,887
$140,000	$20,030	$26,707	$33,383	$40,060	$46,737
$150,000	$21,680	$28,907	$36,133	$43,360	$50,587
$160,000	$23,330	$31,107	$38,883	$46,660	$54,437
$170,000 and higher	$24,980	$33,307	$41,633	$49,960	$58,287

(1)	Represents the highest average annual earnings during five consecutive calendar years of service.

The Pension Plan has been frozen since 2002 so that all employees on the date of the freeze, including the Named Executive Officers, no longer accrue years of service and new employees after the date of the freeze are not eligible to participate in the Pension Plan. The Company has no policies regarding granting of extra years of service under the Pension Plan because none are expected to be granted due to the Pension Plan having been frozen.

The following table shows additional information for the Named Executive Officers in connection with the Pension Plan:

PENSION PLAN BENEFITS FOR FISCAL YEAR ENDED DECEMBER 31, 2014

Name	Number Of Years Credited Service(1)	Present Value of Accumulated Benefit as of December 31, 2014 ($)(2)	Estimated Early Retirement Annual Benefit as of December 31, 2014 ($)	Payments During Last Fiscal Year ($)
Bret D. Scholtes	N/A	0	N/A	0
Andrew C. Johannesen	N/A	0	N/A	0
John D. Held	2.38	$24,368	N/A	0
Dr. Mark E. Griffin	N/A	0	N/A	0
Terry M. Olson	N/A	0	N/A	0

(1)

The number of years of credited service is less than each Named Executive Officer’s actual years of service because the Pension Plan was frozen in 2002 and no further years of service were accrued after that date.

(2)

The present values were calculated using the same interest rate and mortality assumptions as are used for valuations under FASB Accounting Standards Certification Topic 715-30-20 financial reporting purposes. The present values as of December 31, 2014 were determined using: (i) a 3.51% discount rate, and (ii) the Pension Plan’s normal retirement age of 65. The present values reflect postretirement mortality rates based on the RP2000 Mortality Table with Blue Collar Adjustment Projected with Scale AA to 2020. No decrements were included for preretirement termination, mortality or disability.

Other Items

The Company does not provide any of its officers or directors with any reimbursements for country club memberships, private aircraft use, personal financial or tax advice or security expenses.

COMPENSATION OF DIRECTORS

Directors who are determined to be independent by the Board of Directors are paid fees for services rendered as members of the Board of Directors and its committees. See “Election of Directors — Independent Directors” for the definition of director independence and how this definition is applied.

The compensation of the Board and Board committees is set forth below:

1.	The annual Board retainer for each director is $45,000.

2.	The annual retainer for the Chairman of the Board is $65,000. This retainer is in addition to the annual Board retainer of $45,000.

3.

The annual retainer for service as Chairman of the (i) Compensation Committee and (ii) Corporate Governance and Nominating Committee is $15,000, and the annual retainer for service as Chairman of the Audit Committee is $20,000.

4.	The annual retainer for service as a non-Chairman director on the (i) Audit Committee, (ii) Compensation Committee and (iii) Corporate Governance and Nominating Committee is $7,500.

5.	A fee of $2,000 is paid for each Board meeting attended, either in person or telephonically.

6.	Board committee attendance fees are not paid.

The Compensation Committee has approved an annual grant under the 2006 Incentive Plan made to each independent director of an award of Common Stock to be valued at $50,000. The number of shares to be granted to each independent director is to be determined by dividing $50,000 by the Fair Market Value (as defined in the 2006 Incentive Plan) of the Common Stock on the date of grant. Under the 2006 Incentive Plan, Fair Market Value is defined as the average of the highest and lowest sales price of a share of Common Stock as reported on the NYSE on the date of grant.

The annual dates of grant for these independent director awards are on the dates of the Company’s Annual Meetings of Stockholders. The shares of Common Stock to be granted to the independent directors will vest six months and one day after the date of grant.

Other Cash Fees

The 2006 Incentive Plan also allows independent directors to elect to take all or a portion of their annual retainer fees and meeting and per diem fees in Common Stock in lieu of cash. On or before the last day of each calendar quarter, an independent director may elect to receive a percentage of such fees during the quarterly period immediately following his election date in shares of Common Stock. The number of shares to be received will be determined on the first business day of the month immediately following the completion of such quarterly period by multiplying the amount of the director’s fees for such quarterly period by his elected percentage and dividing that result by the Fair Market Value of the Common Stock on such date.

The following table shows amounts earned by the Company’s independent directors serving in 2014 in connection with their Board or Committee memberships with the Company.

DIRECTOR COMPENSATION

FOR FISCAL YEAR ENDED DECEMBER 31, 2014

Name	Fees paid in cash	Fees paid in stock ($)	Stock Awards(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(2)	Total ($)
Gary R. Goodwin(3)	$125,750	0	$50,000	0	0	0	$5,197	$180,947
David W. Wehlmann(4)	$84,500	0	$50,000	0	0	0	$2,777	$137,277
Dr. Gary L. Allee(5)	$81,148	0	$50,000	0	0	0	$2,286	$133,434
David A. Owen(6)	$72,000	0	$50,000	0	0	0	$3,292	$125,292
Paul M. Kearns(7)	$60,625	0	$50,000	0	0	0	0	$110,625
Gary J. Ermers(8)	$35,981	0	$50,000	0	0	0	$818	$86,799
Stephen C. Bryan(9)	$35,981	0	$50,000	0	0	0	$928	$86,909
Dr. William E.M. Lands(10)	$26,663	0	0	0	0	0	$4,027	$30,690

(1)

These values are based on the Fair Market Value (defined in the Company’s 2006 Incentive Plan as the average of the high and the low trading prices of the Common Stock reported on the NYSE on the date of grant) of the Common Stock on the date of grant.

(2)	Consists of Company reimbursed travel expenses, including reimbursement for federal income taxes attributable to such reimbursements, for that director’s spouse accompanying him on Company business trips.

(3)	As of December 31, 2014, Mr. Goodwin owned 20,000 Company stock options and 7,585 shares of Common Stock.

(4)	As of December 31, 2014, Mr. Wehlmann owned 24,200 Company stock options and 8,671 shares of Common Stock.

(5)	As of December 31, 2014, Dr. Allee owned 40,000 Company stock options and 29,357 shares of Common Stock.

(6)	As of December 31, 2014, Mr. Owen owned 28,929 Company stock options and 16,413 shares of Common Stock.

(7)	As of December 31, 2014, Mr. Kearns owned 30,000 Company stock options and 9,126 shares of Common Stock.

(8)	As of December 31, 2014, Mr. Ermers owned no Company stock options and 3,620 shares of Common Stock.

(9)	As of December 31, 2014, Mr. Bryan owned no Company stock options and 3,620 shares of Common Stock.

(10)	Dr. Lands’ term as a Company director ended on June 19, 2014. As of that date, Dr. Lands owned 80,000 Company stock options and 27,861 shares of Common Stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding our equity compensation plans as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,348,999	7.39	1,401,747
Equity compensation plans not approved by security holders	0	0	0
Total	1,348,999	7.39

(1)

Includes options outstanding under the Company’s 2006 Incentive Plan and 2000 Long-Term Incentive Plan. The Company no longer utilizes the 2000 Long-Term Incentive Plan although any unexercised and outstanding stock options issued under that plan remain outstanding. The total number of shares of Common Stock available for issuance under the Company’s 2006 Incentive Plan is equal to the lesser of (i) 25% of the shares of Common Stock that are outstanding on the last day of each calendar quarter (approximately 21.5 million shares as of December 31, 2014), or (ii) 15 million shares.

BOARD REVIEW, APPROVAL OR RATIFICATION OF RELATED PARTY TRANSACTIONS

The Company’s Corporate Governance Guidelines (available on the Company’s website at www.omegaprotein.com) provide that prior to any transaction or series of similar transactions, including any indebtedness or guarantee of indebtedness, with a Related Party (defined below) in which the aggregate amount involved is expected to exceed $120,000 in any calendar year (a “Related Party Transaction”) the Board of Directors must review the material facts and approve such transaction. If advance approval is not feasible, then the Board must ratify the Related Party Transaction at its next regularly scheduled meeting or the transaction must be rescinded. In making its determination to approve or ratify a Related Party Transaction, the Board should consider such factors as (i) the extent of the Related Party’s interest in the Related Party Transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the Related Party Transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (iv) the benefit of the Related Party Transaction to the Company, and (v) the aggregate value of the Related Party Transaction.

For purposes of this determination, “Related Party” means:

(a)	Any person who is or was an executive officer, director or nominee for election as a director (since the beginning of the last fiscal year); or

(b)	Any person or group who is a greater than 5% beneficial owner of the Company’s then outstanding voting securities; or

(c)

Any immediate family member of any of the foregoing, which means any child, step-child, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone residing in such person’s home (other than a tenant or employee); or

(d)	Any firm, corporation or other entity in which any of the foregoing persons has a 10% or greater beneficial ownership interest.

The Board did not approve any Related Party Transactions in 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock to file reports of their beneficial ownership (Forms 3, 4, and 5, and any amendment thereto) with the SEC and the NYSE. Executive officers, directors, and greater-than-10% holders are required to furnish the Company with copies of the forms that they file.

To the Company’s knowledge, all Section 16(a) reports required to be filed by its executive officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16 of the Exchange Act were timely filed in 2014.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, which has served as the Company’s independent registered public accounting firm for the past five fiscal years, to conduct an audit, in accordance with generally accepted auditing standards, of the Company’s financial statements for the fiscal year ending December 31, 2015. The Company expects representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if they so desire. This selection is being submitted for ratification at the Annual Meeting.

The submission of this matter for ratification by stockholders is not legally required; however, the Board and the Audit Committee believe that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board and the Audit Committee on an important issue of corporate governance. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the selection of such firm as independent auditors, although the results of the vote are not binding on the Audit Committee.

Audit Fees

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2014 and 2013 are set forth below:

	2014	2013
Audit Fees(1)	$754,700	$670,800
Audit-Related Fees(2)	$6,000	$4,400
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$760,700	$675,200

(1)

Audit fees are fees paid to PricewaterhouseCoopers LLP for professional services related to the audit and quarterly reviews of the Company’s financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees are fees paid to PricewaterhouseCoopers LLP for services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under “Audit Fees”.

None of the fees paid to the independent auditors under the categories Audit-Related, Tax and All Other Fees described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the Sarbanes-Oxley Act.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

In connection with the December 31, 2014 audited financial statements of the Company, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received the written disclosures and letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the December 31, 2014 audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and it shall not otherwise be deemed filed with the Securities and Exchange Commission.

By the Audit Committee of

the Board of Directors,

David W. Wehlmann (Chairman)

Gary R. Goodwin

Gary J. Ermers

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S AUDITOR FOR 2015.

PROPOSAL 3

ADOPTION OF THE 2015 INCENTIVE PLAN

On April 21, 2015, the Board approved the Omega Protein Corporation 2015 Long Term Incentive Plan (the “2015 Incentive Plan”). The effective date of the 2015 Incentive Plan is June 25, 2015, subject to stockholder approval. The Board is hereby submitting the 2015 Incentive Plan to stockholders for approval and recommends that the Company’s stockholders approve and adopt the 2015 Incentive Plan. The following is a summary of the principal features of the 2015 Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by the terms of the 2015 Incentive Plan, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

As of March 31, 2015 there are 2,142,296 shares reserved for formerly awarded unexercised stock options and unforfeited restricted stock awards under the 2006 Incentive Plan and 1,381,953 shares outstanding available for future issuance under the 2006 Incentive Plan. If the 2015 Incentive Plan is approved by stockholders, no future grants of awards will be made under the Company’s 2006 Incentive Plan, and the 2006 Incentive Plan shall only remain in effect with respect to awards under that plan outstanding on the date of the Annual Meeting until they expire according to their terms. If the 2015 Incentive Plan is not approved by the Company’s stockholders, the 2006 Incentive Plan will continue as in effect on the date of the Annual Meeting.

General Provisions of the 2015 Incentive Plan

Purpose. The purpose of the 2015 Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, and reward persons performing services for the Company and its affiliates and by motivating such persons to contribute to the growth and profitability of the Company and its affiliates. Any term not defined herein shall have the meaning provided the term in the 2015 Incentive Plan.

Shares Subject to the 2015 Incentive Plan. Subject to adjustment as provided in the 2015 Incentive Plan, the maximum aggregate number of shares of the Company’s Stock that may be issued with respect to awards under the 2015 Incentive Plan shall be 1,055,000. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be 1,055,000 shares of Stock. Shares of Stock of an outstanding award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the 2015 Incentive Plan. Shares withheld for the purchase price of an option or stock appreciation right shall not be again available for insurance under the 2015 Incentive Plan. Awards to be paid solely in cash shall not be counted against the number of shares of Stock available for the issuance of awards under the 2015 Incentive Plan. Shares of stock issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company do not reduce the shares of Stock available under the 2015 Incentive Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2015 Incentive Plan and do not reduce the 2015 Incentive Plan’s share reserve as provided herein (subject to the listing requirements of the New York Stock Exchange, as long as the Stock is listed on this exchange or the applicable other exchange requirements on which the Stock is listed).

Subject to the number of shares authorized under the 2015 Incentive Plan as provided above, during any period that the Company is a publicly held corporation, the following rules shall apply to grants of awards that are intended to meet the performance-based exception under Code Section 162(m) subject to adjustment as provided in the 2015 Incentive Plan: (i) the maximum aggregate number of shares of Stock that may be granted as options or stock appreciation rights (“SARs”) in any calendar year pursuant to any award held by any participant shall be nine hundred thousand (900,000) shares of Stock, and the exercise price per share of Stock of such awards shall be at least equal to the Fair Market Value per share on the grant date; if such an award may be settled in cash as permitted under the terms of the award, the number of shares of Stock for the cash amount shall be counted toward the individual share limit provided in this subsection (a) calculated as of the date of grant, (ii) the maximum aggregate number of shares of Stock that may be issued with respect to any other award that may be settled in Stock (other than options or SARs) including, without limitation, restricted stock or other stock-based awards granted to any Participant in any calendar year shall be 900,000 shares of Stock; if such an award is to be settled in cash rather than Stock pursuant to its terms, the number of shares of Stock that could be issued for the cash amount shall be counted toward the individual share limit in this subsection (b) calculated as of the date of grant and (iii) the maximum aggregate cash payout with respect to awards, including performance awards, granted in any calendar year that are settled solely in cash which may be paid to any participant shall be five million dollars ($5,000,000) calculated as of the date of grant.

Dilution; Run Rate. The Company has reviewed its historical stockholder dilution (overhang) and annual equity run rate compared to its Peer Group (as defined in “Compensation Discussion and Analysis for the Year Ended December 31, 2014 – Peer Group Positioning”).

The following table compares the Company’s overhang to that of its Peer Group. Overhang is calculated by dividing the number of outstanding equity awards and shares available for grant by the number of shares of Stock outstanding at the end of the calendar year.

Overhang (December 31, 2014)
Omega Protein*	15.47%
Peer Group 25th Percentile	5.37%
Peer Group Median	8.58%
Peer Group 75th Percentile	12.31%

* The Company’s overhang at December 31, 2014 is higher than that of the majority of its Peer Companies largely due to the meaningful number of outstanding stock options held by employees of the Company.

The following table compares the Company’s three-year run rate to that of the Peer Group. Run rate is calculated by dividing the number of shares underlying equity awards granted by the number of shares outstanding at the end of the calendar year.

Three-Year Average Run Rate (2012-2014)
Omega Protein	2.23%
Peer Group 25th Percentile	2.29%
Peer Group Median	2.85%
Peer Group 75th Percentile	4.73%

The Company is requesting approval of the 2015 Incentive Plan because the 2006 Incentive Plan will expire in May 2016 (prior to the expected date of the Company’s 2016 Annual Meeting of Stockholders) and the Company will need another incentive plan after that date in order to make any equity awards.

In determining the number of shares subject to the 2015 Incentive Plan, the Company considered its historical equity grant practices, the potential dilution to stockholders, and the expected number of shares required for grants over the next several years. The Company also noted that, if the 2015 Incentive Plan is approved by stockholders, the number of shares available to the Company for issuance for awards will decrease by 326,953 because the 2006 Incentive Plan allows for an additional 1,381,953 shares of stock to be issued (as of March 31, 2015) and the 2015 Incentive Plan allows for only 1,055,000 shares of stock to be issued. No future awards will be made under the 2006 Incentive Plan if the 2015 Incentive Plan is approved by the Company’s stockholders.

Administration. The 2015 Incentive Plan is administered by the committee, as defined in the 2015 Incentive Plan, which “committee” means the Board or, if so appointed by the Board, the compensation committee or any other committee duly appointed by the Board to administer the 2015 Incentive Plan, which such committee may be one or more persons; provided however, that during any period the Company is a “publicly held corporation” within the meaning of Code Section 162(m) or to the extent required by securities law the committee shall consist of not less than two directors of the Board who fulfill the “outside director” requirements of Code Section 162(m) and who are non-employee directors under Rule 16b-3 of the Exchange Act.

The committee is authorized to, among other things, (i) determine the persons to whom, and the time or times at which, awards shall be granted and the number of shares of Stock to be subject to each award; (ii) designate awards as restricted stock or options or other stock-based awards or performance awards, and to designate options as incentive stock options or nonstatutory stock options; (iii) determine the fair market value of shares of Stock or other property; (iv) determine the terms, conditions, and restrictions applicable to each award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof; (v) approve one or more forms of the award agreement between the Company and a participant; (vi) amend, modify, extend, cancel, or renew any award, or to waive any restriction or condition applicable to any award or any shares acquired upon the exercise of an award; provided, however, that no such amendment, modification, extension, or cancellation shall adversely affect a participant’s award without a participant’s consent; (vii) accelerate, continue, extend, or defer the exercisability and/or vesting of any award, including with respect to the period following a participant’s termination of service with the Company and its affiliates; (viii) prescribe, amend, or rescind rules, guidelines, and policies relating to the 2015 Incentive Plan, or to adopt supplements to, or alternative versions of, the 2015 Incentive Plan; and (ix) correct any defect, supply any omission, or reconcile any inconsistency in the 2015 Incentive Plan or any award agreement and to make all other determinations and take such other actions with respect to the 2015 Incentive Plan or any award as the committee may deem advisable to the extent not inconsistent with the provisions of the 2015 Incentive Plan or applicable law.

Notwithstanding the foregoing, except as otherwise provided in the 2015 Incentive Plan, the terms of an outstanding award may not be amended by the committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding option or an outstanding stock appreciation right; (ii) cancel an outstanding option or outstanding stock appreciation right in exchange for other options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled option or the cancelled stock appreciation right, as applicable; or (iii) cancel an outstanding option or an outstanding stock appreciation right with an exercise price that is less than the fair market value of a share of Stock on the date of cancellation.

Eligibility. Only the employees, consultants, and directors of the Company or its affiliates may be granted awards under the 2015 Incentive Plan. This includes prospective employees, consultants, and directors to whom awards are granted in connection with written offers of employment or other service relationships with the Company subject to their actual commencement of service.

Types of Awards. Under the 2015 Incentive Plan, the Board may grant awards which may be any of the following:

●	Incentive stock options as defined in Section 422 of the Code;
●	nonstatutory stock options;
●	shares of restricted stock;
●	other stock-based awards including, without limitation, SARs;
●	performance awards; or
●	dividends or dividend equivalents.

Incentive stock options and nonstatutory stock options together are called “options.” The terms of each award will be reflected in an award agreement between the Company and the grantee.

Subject to certain adjustments pursuant to the 2015 Incentive Plan, the amount of an award granted to each director of the Company in a calendar year may not exceed the $500,000 in value of the aggregate of stock and cash awards.

Options and SARs. Generally, options and SARs must be exercised within ten (10) years of the grant date, provided that an Option that is not an Incentive Stock Option, may be exercised for the thirty (30) day period after the expiration of a limitation on the Participant’s ability to exercise due to Section 16-b(3), the Company insider trading policy or other applicable law which may extend beyond the ten (10) year term for this limited purpose. Incentive stock options granted to a participant who, at the time an option is granted to the participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its subsidiary within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner Participant”) must be exercised within five (5) years of the grant date.

The exercise price for each option or SAR must be established in the discretion of the committee, subject to the following minimum price requirements subject to adjustments as permitted under the 2015 Incentive Plan. The exercise price per share for an option or SAR must not be less than the fair market value of a share of Stock on its grant date. No incentive stock options granted to a Ten Percent Owner Participant may have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the grant date. An option or SAR may be granted with an exercise price lower than the minimum exercise price if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

Payment of the exercise price for the number of shares of Stock being purchased pursuant to any option or SAR must be made in cash, by check or cash equivalent, or upon approval by the committee in its sole discretion, by any of the following: (i) tender to the Company, or attestation to the ownership, of shares of Stock owned by the participant having a fair market value not less than the exercise price (to the extent such tender or attestation does not constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Stock); (ii) causing the Company to withhold from the shares of Stock issuable upon the exercise of the option the number of whole shares of Stock having a fair market value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) such other consideration as approved by the committee and as permitted by law; or (iv) any combination of cash or any of the foregoing or any combination of (i–iii) above.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two (2) years after the incentive stock option grant date and one (1) year after the exercise date. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. If the exercise of an incentive stock option is not qualified, it has the same tax treatment as a nonstatutory stock option.

A participant will not recognize any income for federal income tax purposes, nor will the Company be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and generally the Company will generally recognize a tax deduction in the same amount at the same time.

Restricted Stock. Restricted stock may be awarded with such transfer restrictions and substantial risk of forfeiture provisions as the committee may designate and specified in the participant’s award agreement. Unless otherwise specified in the award agreement, each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to the participant in consideration of the performance of services as an employee, consultant, or director, as applicable, entitling such participant to all voting and other ownership rights in such shares of Stock. As specified in the award agreement, the committee may limit the participant’s dividend and voting rights.

A participant will not recognize taxable income upon the grant of an award of restricted stock (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within thirty (30) days of the date the restricted stock is granted, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Stock at the time the award is granted over the purchase price, if any, paid by the participant for the shares of Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Stock at the time of such lapse over the original price paid for the shares of Stock, if any. The participant will have a tax basis in the shares of Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

Upon the disposition of shares of Stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Stock and the participant’s tax basis in the shares of Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one (1) year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based and Performance Awards. Other stock-based awards may be awarded by the committee to selected participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the committee to be consistent with the purposes of the 2015 Incentive Plan and the goals of the Company. Other stock-based awards may be payable in Stock, cash or a combination thereof as specified in the award. Performance awards may be granted by the committee in its sole discretion awarding cash or Stock (including restricted stock) or a combination thereof based upon the achievement of goals as determined by the committee. Types of other stock-based awards or performance awards include, without limitation, purchase rights, phantom stock, stock appreciation rights, restricted units, performance units, restricted stock or stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares of Stock, awards valued by reference to the value of the Stock of or the performance of the Company or a specified subsidiary, affiliate division or department, awards based upon performance goals established by the committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any subsidiary. Except with respect to dividends on restricted stock, the participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the award unless (and to the extent) otherwise as determined by the committee and set forth in a separate award agreement. In addition, with respect to any performance award, whether or not intended to meet the performance-based exception under Code Section 162(m), any dividends or dividend equivalents granted with respect to such award, including a restricted stock award, shall be subject to achieving the same performance goals as the underlying performance award. However, a dividend or dividend equivalent award may not be granted with respect to an option or SAR. To the extent that the Company is a publicly held corporation and a stock-based award, including a SAR, is intended to qualify for the performance-based exception in Code Section 162(m) or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Stock may not be less than one hundred percent (100%) of fair market value of a share of Stock on the date of the grant of the stock appreciation right.

For performance awards, including awards intended to meet the performance-based exception under Code Section 162(m), the performance period shall be determined by the committee and set out in the award agreement. The committee will establish the number of other stock-based awards or performance awards and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to other stock-based awards or performance awards, including awards intended to meet the performance-based exception under Code Section 162(m), based upon criteria in one or more of the following categories: (i) performance of the Company as a whole or a Company affiliate, (ii) performance of a segment of the Company’s or its affiliate’s business or business unit or division, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial, operational, or strategic objectives for the Company and/or its affiliate. Performance criteria for a segment of the Company’s business or business unit or division will relate to the achievement of financial, operational, or strategic objectives of the segment for which the participant is accountable. The performance criteria described below may be used on an absolute or relative basis to measure the performance of the Company and/or a Company affiliate as a whole or any business unit, division or segment of the Company and/or an affiliate or any combination thereof as determined by the committee or as compared to the performance of a group of comparable companies or published or special index or as compared to various stock market indices as the committee may determine appropriate in its sole discretion. Performance criteria shall include any of the following (alone or in any combination): pre-tax or after tax profit levels, earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, gross profit or gross profit growth, net operating profits before or after tax, and net income; share price, including, without limitation, growth measures and total stockholder return; return on assets, equity, capital or investment; return on capital; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, gross revenue, net revenue or revenue growth, margins, production volumes or reserves added (and any of the foregoing as compared to a peer group as established by the committee in its discretion); improvement in capital structure, levels of operating efficiency or expense, maintenance expense, productivity ratios, economic value or other added value, working capital targets, enterprise value, safety records; growth in the human nutrition segment and/or growth in the animal nutrition segment (including, without limitation, increases in earnings and revenues therein) completion of acquisitions or business expansion or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants and shall be established in accordance with Code Section 162(m). To the extent permitted under Code Section 162(m) with respect to awards intended to meet the performance-based exception under Code Section 162(m), the committee is authorized at any time during the first ninety (90) days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the awards granted to any participant for the performance period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of participants based on the following events: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; any reorganization and restructuring programs; extraordinary, unusual or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; any other specific unusual or nonrecurring events, or objectively determinable category thereof; and a change in the Company’s fiscal year. The committee may also specify the application of any of the foregoing in the award if necessary to comply with Code Section 162(m).

Generally, except as otherwise provided for the types of awards described above, a participant will not recognize taxable income upon the grant of other stock-based awards or performance awards. Generally, upon the payment of other stock-based awards or performance awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing a Section 83(b) election as described above, if applicable. The amount of a participant’s ordinary income and the Company’s deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other awards in connection with a “change in control,” certain amounts associated with such awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated awards and the past compensation of the participant.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a twenty (20%) excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain awards under the 2015 Incentive Plan. Awards under the 2015 Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an award agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) that are granted and administered by the compensation committee for options, stock appreciation rights, or certain other applicable awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO AWARDS GRANTED UNDER THE 2015 INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

Termination of Employment and Change of Control. Subject to earlier termination of the option or award as otherwise provided in the 2015 Incentive Plan and unless otherwise provided by the committee in the applicable award agreement, generally if the participant’s employment or other service with the Company and its affiliates is terminated other than due to his death or termination for cause, any unvested award or option will be forfeited by the participant on the date on which the participant’s service is terminated, and any vested option may be exercised by the participant at any time prior to the expiration of three (3) months after the date on which the participant’s service terminated, but in any event no later than ten (10) years from the date of grant, as set forth in the award agreement evidencing such option or SAR except as otherwise provided in the 2015 Incentive Plan (the “option expiration date”). If the participant’s termination is due to death, the unvested portion of any award will be forfeited and terminated and the vested portion of an option may be exercised for a period of one (1) year after termination due to death, but in any event no later than the option expiration date. Upon a change in control, (i) the vested portion of the option may be exercised at any time prior to the expiration of three (3) months following termination without cause, but in any event no later than the option expiration date and (ii) the exercisability and vesting of the award or option and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date of termination, as determined by the Board, in its discretion, and set forth in the award agreement. On a termination for cause, all outstanding awards, whether or not vested, expire immediately upon such termination.

If the Company undergoes a “change in control,” the committee, in its sole discretion, has the power and right to, subject to any accelerated vesting specified in the award agreement and according to the terms of the 2015 Incentive Plan, (i) cancel each outstanding award, effective immediately prior to the occurrence of the change in control, and pay the participant as specified in the 2015 Incentive Plan with respect to options that have an exercise price less than the consideration to be received immediately prior to the change in control, (ii) provide for the exchange or substitution of each award outstanding immediately prior to such change in control and make an equitable adjustment as determined by the Board, or (iii) provide for assumption of the 2015 Incentive Plan and outstanding awards by the surviving entity or its parent.

Awards Nontransferable. No award may be assigned or otherwise transferred by a participant, other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if specified in the award agreement; provided, however, that an incentive stock option may only be assigned or transferred by will or by the laws of descent and distribution. An award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian. However, in the discretion of the Board, the award agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2015 Incentive Plan contains provisions permitting such a transfer of a nonstatutory stock option if approved by the Board and included in the award agreement.

Amendment and Termination. The committee may amend or terminate the 2015 Incentive Plan at any time, subject to all necessary regulatory and stockholder approvals. No grant is allowed after the tenth (10th) anniversary of the effective date. Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the 2015 Incentive Plan (except by operation of the provisions of Sections 4.1 and 4.2 and Section 25 of the plan), (b) no change in the class of persons eligible to receive awards or purchase of Stock under the 2015 Incentive Plan or to extend the term of the 2015 Incentive Plan, (c) no repricing of an option (except by operation of Sections 4.1, 4.2 or 25 of the plan) and (d) no other amendment of the 2015 Incentive Plan that would require the approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the 2015 Incentive Plan will affect any then outstanding award unless expressly provided by the committee or otherwise provided in the 2015 Incentive Plan. In any event, no termination or amendment of the 2015 Incentive Plan may materially adversely affect any then outstanding award without the consent of the participant, unless such termination or amendment is required to enable an award designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation, or rule, including Code Section 409A or as otherwise permitted under the 2015 Incentive Plan, including upon a change in control.

Plan Benefits

The grant of awards under the 2015 Incentive Plan to employees, consultants and non-employee directors, including the executive officers, is subject to the discretion of the committee. Accordingly, future awards to employees, consultants and non-employee directors are not determinable as of the date of this Proxy Statement. There have been no grants of incentive awards under the 2015 Incentive Plan as of the date of this Proxy Statement. Stockholder approval of the 2015 Incentive Plan is required for the 2015 Incentive Plan to become effective.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2015 INCENTIVE PLAN.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the Securities and Exchange Commission, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs for the Named Executive Officers (sometimes referred to as “say on pay”). Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for its 2015 Annual Meeting of Stockholders.”

This vote is non-binding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under “Compensation Discussion and Analysis for the Year Ended December 31, 2014” our compensation programs are designed to support the successful recruitment, development and retention of key employees in order to achieve our corporate goals, align management’s interests with those of Company stockholders, and optimize long-term financial returns. Because we believe that employee continuity and retention of institutional knowledge are important corporate goals, we believe that our compensation programs must support the retention of our key employees. Stockholders are encouraged to read the section of this Proxy Statement titled “Compensation Discussion and Analysis for the Year Ended December 31, 2014,” the accompanying compensation tables, and the related narrative disclosure.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE CONTAINED IN THIS PROXY STATEMENT.

OTHER MATTERS

The Board of Directors is not presently aware of any matters to be presented at the Annual Meeting other than matters set forth herein. If, however, other matters are properly brought before the Annual Meeting, the enclosed Proxy Card gives discretionary authority to the persons named therein to act in accordance with instructions by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Pursuant to the Company’s Bylaws, stockholder proposals to be presented at the 2016 Annual Meeting of Stockholders of the Company must be received by the Company by no later than 90 days before the date of the 2016 Annual Meeting of Stockholders. In addition to any requirements under the federal securities laws, the Company’s Bylaws require that a stockholder proposal notice must contain the following information: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the books of the Company, of the stockholder proposing such business, (iii) the class and number of shares of the stock of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. If timely notice of a stockholder proposal is not given, then the proposal may not be brought at the 2016 Annual Meeting of Stockholders.

In addition, under applicable securities laws, stockholder proposals must be received by the Company no later than 120 days prior to April 29, 2016 to be considered for inclusion in the Company’s proxy statement relating to the 2016 Annual Meeting of Stockholders or, if the Company changes the date of the 2016 Annual Meeting by more than 30 days from the date of the 2015 Annual Meeting, then stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2016 Annual Meeting of Stockholders.

Stockholder proposals must be mailed to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042.

ANNUAL REPORT

The Company’s Annual Report to Stockholders containing audited financial statements for 2014 is being mailed with this Proxy Statement to all stockholders of record.

THE COMPANY WILL FURNISH WITHOUT CHARGE COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, TO INTERESTED STOCKHOLDERS ON REQUEST. THE COMPANY WILL ALSO FURNISH TO ANY SUCH PERSON ON REQUEST ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT. REQUESTS FOR COPIES SHOULD BE DIRECTED TO JOHN D. HELD, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, OMEGA PROTEIN CORPORATION, 2105 CITY WEST BOULEVARD, SUITE 500, HOUSTON, TEXAS 77042.

By Order of the
Board of Directors,

JOHN D. HELD
Executive Vice President
General Counsel and Secretary

 APPENDIX A

OMEGA PROTEIN CORPORATION

2015 long term INCENTIVE PLAN

TABLE OF CONTENTS

SECTION 1 ESTABLISHMENT; PURPOSE AND TERM OF PLAN		1

1.1	Establishment	1
1.2	Purpose	1
1.3	Term of Plan	1

SECTION 2 DEFINITIONS AND CONSTRUCTION		1

2.1	Definitions	1
2.2	Construction	5

SECTION 3 ADMINISTRATION		5

3.1	Administration by the Committee	5
3.2	Authority of Officers	5
3.3	Powers of the Committee	5
3.4	Administration with Respect to Insiders	6
3.5	Indemnification	6

SECTION 4 SHARES SUBJECT TO PLAN		7

4.1	Maximum Number of Shares Issuable	7
4.2	Adjustments for Changes in Capital Structure	8

SECTION 5 ELIGIBILITY AND AWARD LIMITATIONS		8

5.1	Persons Eligible for Awards	8
5.2	Award Agreements	8
5.3	Award Grant Restrictions	8
5.4	Fair Market Value Limitations for Incentive Stock Options	9
5.5	Repurchase Rights, Right of First Refusal and Other Restrictions on Stock	9

SECTION 6 TERMS AND CONDITIONS OF OPTIONS		9

6.1	Exercise Price	9
6.2	Exercisability, Vesting and Term of Options	9
6.3	Payment of Exercise Price	10

SECTION 7 RESTRICTED STOCK		10

7.1	Award of Restricted Stock	10
7.2	Restrictions	11
7.3	Delivery of Shares of Common Stock	11

SECTION 8 OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS, OR DIVIDEND EQUIVALENTS		11

8.1	Grant of Other Stock-Based and Performance Awards	11
8.2	Other Stock-Based Award and Performance Awards Terms	12
8.3	Dividends or Dividend Equivalents.	13
8.4	Elections and Limitations for Director Awards.	14

i

SECTION 9 EFFECT OF TERMINATION OF SERVICE		14

9.1	Option Exercisability and Award Vesting	14
9.2	Extension of Option if Exercise Prevented by Law	15

ii

oMEGA PROTEIN Corporation
2015 long term INCENTIVE PLAN

SECTION 1

ESTABLISHMENT; PURPOSE AND TERM OF PLAN

1.1           Establishment

The Omega Protein Corporation 2015 Long Term Incentive Plan (the “Plan”) is hereby established and adopted by the Board effective as of June 25, 2015 (the “Effective Date”).

1.2           Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.3           Term of Plan

The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares of Stock under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted on or before the date which is ten (10) years from Effective Date. If the Plan is approved by the Company’s Stockholders on or within twelve (12) months of the Effective Date, no future awards will be granted under the Company’s Long-Term Incentive 2006 Plan (“2006 Plan”), but all outstanding awards under the 2006 Plan shall continue under the 2006 Plan until they expire according to their terms.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1           Definitions

Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to any Award that is deferred compensation subject to Code Section 409A, for the purposes of applying Code Section 409A to such Award the term Affiliate shall mean all Persons with whom the Participant’s employer would be considered a single employer under Code Section 414(b) or 414(c) as defined and modified in Code Section 409 as determined by the Committee. Notwithstanding the foregoing, with respect to Nonstatutory Stock Options and Stock Appreciation Rights, if necessary for such Awards to be exempt from Code Section 409A, as determined by the Committee, for purposes of grants of such Awards, Affiliate shall only include an entity if the Stock would constitute “service recipient stock” within the meaning of Code Section 409A.

(b)     “Award” shall mean a grant of an Option, Restricted Stock, Other Stock-Based Award, including without limitation, Stock Appreciation Rights, Performance Awards, Dividends, Dividend Equivalents or Director Awards to a Participant under this Plan.

(c)     “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant and any shares of Stock acquired upon the exercise thereof. The Award Agreement consists of the Award Agreement and the Notice of Grant of an Award incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cashless Exercise” shall have the meaning set forth in Section 6.3(a) hereto.

(f)     A “Change in Control” shall mean any of the following events occurring with respect to the Company:

(i)     the consummation of a transaction where any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company) acquires securities of the Company and immediately thereafter is the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty (60)-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)     During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two (2)-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office during the applicable two (2)-year period occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii)     the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than fifty percent (50%) of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation and the ownership after the merger or consolidation of such securities is held by the owners in substantially the same portion as they held such securities immediately prior to the merger or consolidation; or

(iv)     the consummation of a sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company, in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

(v)     stockholder approval of or a complete liquidation or dissolution of the Company.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable notices, rulings and regulations promulgated thereunder.

(h)     “Committee” means the Board or, if so appointed by the Board, the compensation committee of the Board or any other committee duly appointed by the Board to administer the Plan, which such committee may be one or more persons; provided however, that during any period the Company is a “Publicly Held Corporation” within the meaning of Code Section 162(m) or applicable securities laws the Committee shall consist of not less than two directors of the Board who fulfill the “outside director” requirements of Code Section 162(m) and who are non-employee directors under the Rule 16b-3.

(i)     “Company” means Omega Protein Corporation, a Nevada corporation, or any successor corporation thereto.

(j)    “Consultant” means an individual who is a natural person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or its Affiliates, provided that the identity of such individual, the nature of such services or the entity to which such services are provided are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities or would not preclude the Company from offering or selling securities to such individual pursuant to the Plan in reliance on either the exemption from registration provided under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(k)    “Director” means a member of the Board who is not, at the time of grant of an Award, an Employee of the Company or any Company Affiliate, parent of the Company or a Subsidiary (within the meaning of 16b-3 under the Exchange Act) and who is certified by the Board as an independent director; provided, however, that a person who is a control person or director of an entity that is the beneficial owner of twenty-five percent (25%) or more of outstanding shares of the Company shall not be deemed to be a “non-employee” director.

(l)     “Disability” means as such term is defined in the Participant’s Award Agreement.

(m)    “Dividends and Dividend Equivalents” means an Award as specified in Section 8.3.

(n)    “Effective Date” shall have the meaning set forth in Section 1.1 hereto.

(o)    “Employee” means any individual treated as an employee (including a Director who is also treated as an employee) of the Company on the records of the Company or of any of the Company’s Affiliates on the records of such Affiliate and, with respect to any Incentive Stock Option granted to such individual, who is an employee of the Company or a parent or a Subsidiary of the Company for purposes of Sections 422, 424 and 3401(c) of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company, the Board, the Committee or any court of law or governmental agency subsequently makes a contrary determination.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     If, on such date, the Stock is listed or traded on a national or regional securities exchange or market system, constituting the primary market for the Stock, the Fair Market Value of a share of Stock shall be the average of the highest and lowest sales price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) on the determination date (or, if no sales occur on such date, on the last preceding date on which such sales of Stock are so reported) as quoted on such exchange or market system and as reported in The Wall Street Journal, pink sheets or such other source as the Committee deems reliable.

(ii)     If, on such date, the Stock is not listed or traded on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in its discretion using a reasonable method exercised in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and if it is determined by the Committee to be applicable, in any other manner permitted in accordance with Code Section 409A and the notices, rulings and regulations thereunder, or 422(b) and the notices, rulings and regulations thereunder, if applicable.

(r)     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s)     “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(t)     “New Shares” shall have the meaning set forth in Section 4.2 hereto.

(u)     “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(v)     “Notice of Grant of an Award” means the Notice of Grant of an Award executed by the Company and the Participant on the date of the grant of the Award.

(w)     “Officer” means any person designated by the Board as an officer of the Company.

(x)     “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y)     “Option Expiration Date” shall have the meaning set forth in Section 9.1(a) hereto.

(z)     “Other Stock-Based Awards” shall mean Awards described in Section 8 and shall include, without limitation, Stock Appreciation Rights.

(aa)    “Participant” means a person who has been granted one or more Awards hereunder.

(bb)    “Performance Awards” shall mean Awards described in Section 8.

(cc)     “Permitted Transferee” has the meaning provided such term in Section 13.

(dd)     “Person” means any individual or other natural person, partnership, corporation, limited liability company, group, trust or other legal entity.

(ee)     “Plan” shall have the meaning set forth in Section 1.1 hereto.

(ff)     “Publicly Held Corporation” shall have the meaning of such term in Section 4.2.

(gg)     “Restricted Stock” shall mean an Award granted to a Participant pursuant to Section 7 hereof.

(hh)     “Restriction Period” means the period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

(ii)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(jj)     “Securities Act” means the Securities Act of 1933, as amended.

(kk)     “Section 409A Plan” shall have the meaning described in Section 24.

(ll)     “Service” means a Participant’s employment or Service with the Company or any of its Affiliates, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) or a change in the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) shall not be deemed to have terminated if the Participant takes any military leave, temporary illness leave, authorized vacation or other bona fide leave of absence; provided, however, that if any such leave exceeds three (3) months, the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is provided by either statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or provided by statute or contract, a leave of absence shall not be treated as Service. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the company for which the Participant performs Service ceasing to be the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company). Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination. Notwithstanding the foregoing, with respect to any Award that is subject to 409A, separation from Service shall be determined by the Committee under the applicable rules of Code Section 409A.

(mm)     “Stock” means the common stock of the Company, par value $0.01 per share, as adjusted from time to time in accordance with Section 4.2 hereto.

(nn)     “Stock Appreciation Right” or “SAR” Shall mean a stock-based right granted under Section 8.1.

(oo)     “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(pp)     “Substitute Awards” shall have the meaning in Section 4.1.

(qq)     “Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or parent or Subsidiary within the meaning of Section 422(b)(6) of the Code.

(rr)     “Term” shall have the meaning described in Section 15.

2.2           Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Words of the masculine gender shall include the feminine and neuter, and vice versa. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Section headings as used herein are inserted solely for convenience and reference and do not constitute any part of the interpretation or construction of the Plan.

SECTION 3

ADMINISTRATION

3.1           Administration by the Committee

The Plan shall be administered by the Committee. All questions of interpretation of the Plan, construction of its terms, or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2           Authority of Officers

Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3           Powers of the Committee

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)     to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b)     to designate Awards as Restricted Stock or Options or Other Stock-Based Awards or Performance Awards or Dividends or Dividend Equivalents, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)     to determine the Fair Market Value of shares of Stock or other property;

(d)     to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares of Stock acquired upon the exercise and/or vesting thereof, including, without limitation, (i) the exercise price of the Option or Stock Appreciation Right, (ii) the method of payment for shares of Stock purchased upon the exercise and/or vesting of an Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions, including but not limited to performance goals, of the exercisability of the Award or the vesting of any shares of Stock, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service with the Company on any of the foregoing, (vii) the provision for electronic delivery of Awards and/or book entry, and (viii) all other terms, conditions and restrictions applicable to the Award or such shares of Stock not inconsistent with the terms of the Plan;

(e)     to approve one or more forms of the Award Agreement;

(f)     to amend, modify, extend, cancel, or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall materially adversely affect a Participant’s Award without a Participant’s consent;

(g)     to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of Service with the Company;

(h)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(i)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(j)     notwithstanding the foregoing, except as provided in Sections 4.1, 4.2 and Section 25, the terms of an outstanding Award may not be amended by the Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding Option or to reduce the exercise price of an outstanding Stock Appreciation Right, (ii) cancel an outstanding Option or outstanding Stock Appreciation Right in exchange for other Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the cancelled Option or the cancelled Stock Appreciation Right, as applicable, or (iii) cancel an outstanding Option with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation or cancel an outstanding Stock Appreciation Right with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation in exchange for cash or another Award. In addition, no Option reloading will be permitted.

3.4           Administration with Respect to Insiders

With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 and all other applicable laws, including any required blackout periods. At any time the Company is required to comply with Securities Regulation BTR, all transactions under this Plan respecting the Company’s securities shall comply with Securities Regulation BTR and the Company’s insider trading policies, as revised from time to time, or such other similar Company policies, including but not limited to policies relating to blackout periods. Any ambiguities or inconsistencies in the construction of an Award shall be interpreted to give effect to such limitation. To the extent any provision of the Plan or Award Agreement or action by the Committee or Company fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

3.5           Indemnification

EACH PERSON WHO IS OR WAS A MEMBER OF THE BOARD OR THE COMMITTEE SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT, FRAUD OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

SECTION 4

SHARES SUBJECT TO PLAN

4.1           Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock that may be issued with respect to Awards under the Plan shall be one million fifty-five thousand (1,055,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be one million fifty-five thousand (1,055,000) shares of Stock. Shares of Stock of an outstanding Award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the Plan; provided, however, that amounts withheld for taxes or are withheld for the purchase price for Options or SARs shall not again be available for issuance under the Plan. Awards that by their terms are to be settled solely in cash shall not be counted against the number of shares of Stock available for the issuance of Awards under the Plan. Shares of stock issued under Awards granted in assumption, substitution or exchange for previously granted Awards of a company acquired by the Company (“Substitute Awards”) do not reduce the shares of Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the Plan’s share reserve as provided herein (subject to New York Stock Exchange listing requirements, as long as the Stock is listed on this exchange or the applicable other exchange requirements on which the Stock is listed).

Subject to the maximum number of shares of Stock available for Awards under the Plan as provided in the preceding paragraph of this Section 4.1, during any period that the Company is a “Publicly Held Corporation” within the meaning of Code Section 162(m) the following rules shall apply to grants of Awards that are intended to meet the performance-based exception under Code Section 162(m):

(a)     Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock that may be subject to Options and Stock Appreciation Rights with respect to Awards granted in any calendar year to any Participant shall be nine hundred thousand (900,000) shares of Stock, and the exercise price per share of Stock for an Option or Stock Appreciation Right shall be equal to at least the Fair Market Value per share of Stock on the grant date of the Award. If such an Award may be settled in cash as permitted under the terms of the Award, the number of shares of Stock for the cash amount shall be counted toward the individual share limit provided in this subsection (a) calculated as of the date of grant.

(b)     Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock subject to Awards, other than Options and Stock Appreciation Rights, that may be settled in Stock including, without limitation, Restricted Stock or any Other Stock-Based Award with respect to Awards granted in any calendar year to any Participant shall be nine hundred thousand (900,000). If such an Award is to be settled in cash rather than Stock pursuant to its terms, the number of shares of Stock that could be issued for the cash amount shall be counted toward the individual share limit in this subsection (b) calculated as of the date of grant.

(c)     Subject to adjustment as permitted under Section 4.2 or Section 25, the maximum aggregate cash subject to Awards, including, without limitation, Performance Awards intended to meet the performance-based exception under Code Section 162(m) to be settled solely in cash with respect to Awards granted in any calendar year that may be made to any Participant shall be five million dollars ($5,000,000) calculated as of the date of grant.

(d)     With respect to any Option or Stock Appreciation Right granted to a Participant that is canceled or repriced, the number of shares of Stock subject to such Option or Stock Appreciation Right shall continue to count against the maximum number of shares of Stock that may be the subject of Options or Stock Appreciation Right granted to such Participant hereunder but only to the extent such is required in accordance with Section 162(m) of the Code.

(e)     The limitations of subsections (a), (b), (c) and (d) above shall be construed and administered so as to comply with the performance-based exception in Code Section 162(m) and shall only apply to the extent required to meet the performance-based exception under Code Section 162(m) for Awards intended by the Committee to meet the performance-based exception under Code Section 162(m).

4.2           Adjustments for Changes in Capital Structure

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Awards, and in the exercise price per share of any outstanding Awards and with respect to Options, if applicable, in accordance with Code Sections 424 and 409A. If a majority of the shares of Stock, which are of the same class as the shares of Stock that are subject to outstanding Awards, are exchanged for, converted into, or otherwise become (whether or not pursuant to a change in control) shares of another company (the “New Shares”), the Committee may, in its sole discretion, unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion, and with respect to Options in accordance with Code Sections 424 and 409A and the regulations thereunder. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

SECTION 5

ELIGIBILITY AND AWARD LIMITATIONS

5.1           Persons Eligible for Awards

Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants,” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of employment or other service relationships with the Company subject to their actual commencement of Service. Eligible Persons may be granted more than one (1) Award. Eligibility in accordance with this Section shall not entitle any Person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2           Award Agreements

Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture and other provisions specific to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during employment with the Company or while providing service to the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other Service of any Employee or service provider of the Company, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, (vii) shall be subject to transfer restrictions respecting the Award or Stock, (viii) shall be subject to any other agreement between the Participant and the Company regarding shares of Stock that may be acquired under an Award including, without limitation, an agreement restricting the transferability of the Award or shares of Stock by Participant or any other restrictions or requirements of any stockholders’ agreement that is in effect from time to time, and (ix) any provisions or definitions the Committee deems necessary or desirable to comply with Code Section 409A. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant.

5.3           Award Grant Restrictions

Any person who is not an Employee on the effective date of the grant of an Award to such person may be granted only a Nonstatutory Stock Option, Restricted Stock or Other Stock-Based Award. An Incentive Stock Option Award granted to an Employee of the Company, or its parent or Subsidiary as defined in Code Section 424(f), or to a prospective Employee of the Company, or its parent or its Subsidiary as defined in Code Section 424(f) upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.4           Fair Market Value Limitations for Incentive Stock Options

To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company or parent or Subsidiary as defined in Code Section 422, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having an aggregate Fair Market Value greater than one hundred thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Company at the request of the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5           Repurchase Rights, Right of First Refusal and Other Restrictions on Stock

Shares of Stock under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions pursuant to a contract entered into by the Company and its stockholders or otherwise as determined by the Committee or as provided in the Award Agreement, in the Committee’s discretion. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement, including but not limited to, the Award Agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

SECTION 6

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by an Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1           Exercise Price

The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) subject to adjustments permitted under the Plan under Section 4.2 and Section 25, and other than with respect to Substitute Awards, the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share of Stock less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

6.2           Exercisability, Vesting and Term of Options

(a)    Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option provided that an Option, that is not an Incentive Stock Option, may be exercised for the thirty (30)-day period after the expiration of a limitation on the Participant’s ability to exercise due to Section 16-b(3), the Company’s insider trading policy or other applicable law which may extend beyond the ten (10)-year term for this limited purpose, (ii) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (iii) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with the Company. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

(b)    Vesting. The Committee shall specify the vesting schedule, if any, in the applicable Award Agreement.

(c)    Incentive Stock Options. Unless otherwise provided in the Option Agreement with respect to death or Disability of the Participant, the Incentive Stock Options may only be exercised within three (3) months after the Participant’s termination of Service.

6.3           Payment of Exercise Price

(d)    Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or upon approval by the Committee in its sole discretion by any of the following (i) subject to Section 6.3(b)(i) below, by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price; (ii) subject to the Company’s rights set forth in Section 6.3(b)(ii) below, by causing the Company to withhold from the shares of Stock issuable upon the exercise of the Option the number of whole shares of Stock having a Fair Market Value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (iv) by any combination of cash or any of the foregoing or any combination of (i-iii) thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i)     Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii)     Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise in order to comply with applicable law.

SECTION 7

RESTRICTED STOCK

7.1           Award of Restricted Stock

(a)    Grant. In consideration of the performance of employment or Service by any Participant who is an Employee, Consultant or Director, Stock may be awarded under the Plan by the Committee as Restricted Stock with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock may also be awarded as an Other Stock-Based Award subject to performance goals under Section 8.2. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Agreement.

(b)    Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Participant’s Award Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Participant in consideration of the performance of Services as an Employee, Consultant or Director, as applicable, entitling such Participant to all voting, dividends and other ownership rights in such shares of Stock.

As specified in the Award Agreement, a Restricted Stock Award may limit the Participant’s dividend and voting rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, or by book entry or otherwise as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant’s Award Agreement. The Company or Committee (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

7.2           Restrictions

(a)    Forfeiture of Restricted Stock. Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Award Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Stock shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement.

(b)    Issuance of Certificates. Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall take the actions as it determines necessary in its sole discretion to cause the Stock to be issued subject to the forfeiture provisions and other requirements as the Committee determines necessary, including, without limitation, issuing a Stock certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a Stock certificate unless it has received a Stock power duly endorsed in blank with respect to such shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Omega Protein Corporation 2015 Long Term Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Omega Protein Corporation. A copy of the Plan and Award Agreement are on file in the corporate offices of Omega Protein Corporation.

Such legend shall not be removed from the certificate evidencing such shares of Restricted Stock until such shares vest pursuant to the terms of the Award Agreement.

(c)    Vesting. The Award Agreement shall specify the vesting schedule.

(d)    Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

7.3           Delivery of Shares of Common Stock

Subject to withholding taxes under Section 10 and to the terms of the Award Agreement, a Stock certificate evidencing the shares of Restricted Stock with respect to which the restrictions in the Award Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of such restrictions. Such delivery shall be affected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

SECTION 8

OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS, OR DIVIDEND EQUIVALENTS

8.1           Grant of Other Stock-Based and Performance Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Performance Awards may be granted by the Committee in its sole discretion awarding cash or Stock (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Types of Other Stock-Based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock Appreciation Rights, restricted units, performance units, Restricted Stock or Stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures related to the Stock, other rights convertible into shares of Stock, Awards valued by reference to the value of Stock or the performance of the Company or a specified Subsidiary, Affiliate division or department, Awards based upon performance goals established by the Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. Stock Appreciation Rights will be subject to the same terms respecting Nonstatutory Stock Options as provided in Sections 6.2 and 6.3 hereof unless otherwise provided in the Award Agreement. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Other Stock Based Awards and Performance Awards may be paid in Stock, cash or a combination thereof.

8.2           Other Stock-Based Award and Performance Awards Terms

(a)     Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award or Performance Award shall be evidenced by an Award Agreement.

(b)     Purchase Price. To the extent that a Stock Appreciation Right is intended to be exempt from Code Section 409A or if the Company is a Publicly Held Corporation and the Stock Appreciation Right is intended to meet the performance-based exception in Code Section 162(m), the exercise price per share of Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date of the grant of the Stock Appreciation Right and shall otherwise comply with Code Section 409A and/or Code Section 162(m).

(c)     Performance Goals and Other Terms. In its discretion, the Committee may specify such criteria, periods or performance goals for vesting in Other Stock-Based Awards or Performance Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards and Performance Awards shall be determined by the Committee and set forth in the Award Agreement.

If any Other Stock-Based Award or Performance Award is intended by the Committee to meet the performance-based exception in Code Section 162(m), the following shall apply:

(i)     Performance Period. The Committee shall establish a performance period which shall be a period of time, as may be determined in the discretion of the Committee and set out in the Award Agreement, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an Other Stock-Based Award or Performance Award in accordance with Code Section 162(m). For each performance period, the Committee shall establish the number of Other Stock-Based Awards or Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met and shall establish the Awards and performance criteria within the time period required under Code Section 162(m) if such Awards are intended to meet the performance-based exception under Code Section 162(m).

(ii)     Performance Criteria. The Committee may establish performance goals applicable to Other Stock-Based Awards or Performance Awards based upon performance criteria specified in item (iii) below in one or more of the following categories: (x) performance of the Company as a whole and/or any Company Affiliate, (y) performance of a segment of the Company’s or its Affiliates’ business, business unit or division, and (z) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial, operational or strategic objectives for the Company, as a whole and/or a Company Affiliate, and performance criteria for a segment of the Company’s business or business unit or division shall relate to the achievement of financial, operational or strategic objectives of the segment for which the Participant is accountable. The performance criteria in Section 8.2 (c)(iii) may be used on an absolute or relative basis to measure the performance of the Company as a whole and/or a Company Affiliate or any business unit, division or segment of the Company and/or an Affiliate or any combination thereof as determined by the Committee or as compared to the performance of a group of comparable companies or published or special index or as compared to various stock market indices as the Committee may determine appropriate in its sole discretion.

(iii)     Performance criteria shall include any of the following (alone or in any combination): pre-tax or after tax profit levels, earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, gross profit or gross profit growth, net operating profits before or after tax, and net income; share price, including, without limitation, growth measures and total stockholder return; return on assets, equity, capital or investment; return on capital; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, gross revenue, net revenue or revenue growth, margins, production volumes or reserves added (and any of the foregoing as compared to a peer group as established by the Committee in its discretion); improvement in capital structure, levels of operating efficiency or expense, maintenance expense, productivity ratios, economic value or other added value, working capital targets, enterprise value, safety records; growth in the human nutrition segment and/or growth in the animal nutrition segment (including, without limitation, increases in earnings and revenues therein) completion of acquisitions or business expansion or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Participants and shall be established in accordance with Code Section 162(m). To the extent permitted under Code Section 162(m) with respect to Awards intended to meet the performance-based exception under Code Section 162(m), the Committee is authorized at any time during the first ninety (90) days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Awards granted to any Participant for the performance period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; any reorganization and restructuring programs; extraordinary, unusual or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; any other specific unusual or nonrecurring events, or objectively determinable category thereof; and a change in the Company’s fiscal year. The Committee may also specify the application of any of the foregoing in the Award if necessary to comply with Code Section 162(m).

(iv)     Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary, provided, however, that with respect to Awards intended to qualify for the performance-based exception of Code Section 162(m), the Committee shall not permit any such modification that would cause the Awards to fail to qualify for the performance-based exception.

(v)     Compliance with Code Section 162(m). With respect to Awards intended to meet the performance-based exception of Code Section 162(m), the Committee shall administer the Awards and take all action that it determines are necessary, including but not limited to certifying that performance goals have been met, so that Awards intended to meet the performance-based exception comply with Code Section 162(m).

(d)     Payment. Other Stock-Based Awards or Performance Awards may be paid in shares of Stock, cash or other consideration or a combination thereof related to such shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

8.3	Dividends or Dividend Equivalents.

Except with respect to dividends on Restricted Stock (unless the Award Agreement for the Restricted Stock eliminates dividend rights), the Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the Award unless (and to the extent) otherwise as determined by the Committee and set forth in a separate Award Agreement. The Committee in the Award Agreement may provide such terms and conditions for the Award of Dividends or Dividend Equivalents as it shall determine in its discretion. The Committee may also provide in such Award Agreement that the amounts of any Dividends or Dividend Equivalent shall be deemed to have been reinvested in additional shares of Stock. In addition, with respect to any Performance Award, whether or not intended to meet the performance-based exception under Code Section 162(m), any Dividends or Dividend Equivalents granted with respect to such Award, including a Restricted Stock Award, shall be subject to achieving the same performance goals as the underlying Performance Award. Notwithstanding the foregoing, no grant of a Dividend or Dividend Equivalent may be granted with respect to an Option or SAR.

8.4	Elections and Limitations for Director Awards.

(a)     Elections. On the last day of each calendar quarter (each such date, an “Election Date”), a Director may elect to receive a percentage (the percentage so elected being the “Elected Percentage”) of the Director’s fees (including both Board and Board committee annual retainer fees, if any, and Board or Board committee meeting and per diem fees) the Company otherwise would pay in cash to the Director for his or her service as a Director during the quarterly period immediately following such Election Date (the “Service Period”) in Stock. The number of shares of Stock, as the case may be, paid or credited to a Director during the Service Period shall be determined on the first day of the month immediately following the Service Period by multiplying the amount of the Director’s fees for such Service Period by his or her Elected Percentage and dividing that result by the Fair Market Value per share of Stock on such date, with the result rounded down to the nearest whole number. Any election made by a Director pursuant to this paragraph must take the form of a written document signed by the Director and filed with the secretary of the Company and designate the Elected Percentage of the cash fees the Director elects to forego in the next Service Period in exchange for Stock.

(b)     Limitations. Subject to adjustments pursuant to Sections 4.2 and 25, the amount of an Award granted to each Director in a calendar year shall not exceed the five hundred thousand dollars ($500,000) in value of the aggregate of Stock and cash Awards.

SECTION 9

EFFECT OF TERMINATION OF SERVICE

9.1           Option Exercisability and Award Vesting

Subject to earlier termination of the Option or other Award as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement, an Award and Option shall be vested and an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 9.1 and thereafter shall terminate:

(a)     Disability or Death. If the Participant’s Service terminates because of the Disability or death of the Participant, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Participant or the applicable of his guardian or legal representative or estate for a period of three (3) months after the date on which the Participant’s Service terminated due to Disability or one (1) year after the date on which the Participant’s Service terminated due to death, respectively, but in any event no later than the date of expiration of the Option’s term, which in no event shall exceed ten (10) years from the date of grant, as set forth in the Award Agreement evidencing such Option, except as provided in Section 6.2(a)(i) for a Nonstatutory Stock Option or SAR (the “Option Expiration Date”).

(b)     Change in Control. Upon a Change in Control then (i) the vested portion of the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated without Cause, but in any event no later than the Option Expiration Date, and (ii) the exercisability and vesting of the Award or Option and any shares of Stock acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the Participant’s Service terminated to such extent, if any, as shall have been determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option or other Award.

(c)     Termination for Cause. The effect of a Termination for Cause shall be specified in the Award Agreement.

(d)     Other Termination of Service. If the Participant’s Service with the Company terminates for any reason, except Disability, death, termination after a Change in Control, or Cause, any Award or Option, to the extent unvested shall be forfeited by the Participant on the date on which the Participant’s Service is terminated, and any vested Option may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

9.2           Extension of Option if Exercise Prevented by Law

Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 9.1 is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date subject to the limited extension as provided in Section 6.2(a)(i).

9.3           Extension if Participant Subject to Section 16(b)

Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 9.1 of shares of Stock acquired upon the exercise of the Option would subject the Participant to liability under Section 16(b) of the Exchange Act, the Option (if exercisable) shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such liability, (ii) three (3) months after the Participant’s termination of Service, or (iii) the Option Expiration Date subject to the limited extension as provided in Section 6.2(a)(i).

SECTION 10

WITHHOLDING TAXES

10.1	Tax Withholding

All Awards are subject to, and the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and all Awards are subject to the Company’s right hereunder.

10.2	Share Withholding

With respect to tax withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, the Committee in its discretion, may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction (or such higher amount if consistent with the equity treatment of the Award under the applicable accounting rules). All such elections shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Participant.

10.3	Incentive Stock Options

With respect to shares of Stock received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

SECTION 11

PROVISION OF INFORMATION

Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

SECTION 12

COMPLIANCE WITH SECURITIES LAW,
OTHER APPLICABLE LAWS AND COMPANY POLICIES

The Plan, Award Agreements, the grant of Awards and the issuance of shares of Stock shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities and all other applicable laws, regulations and requirements of any stock exchange or market system upon which the stock is listed or traded. Options may not be exercised and Stock may not be issued if the issuance of shares of Stock would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised and no shares of Stock may be issued unless (a) a registration statement under the Securities Act shall at the time be in effect with respect to the shares issuable or (b) in the opinion of legal counsel to the Company, the shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. If the shares of Stock issuable pursuant to an Award are not registered under the Securities Act, the Company may imprint on the certificate for such shares the following legend or any other legend which legal counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option or the issuance of shares of Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Unless otherwise specifically provided in an Award Agreement, all Awards and all shares of stock issued and any payments are subject to the Company’s clawback policies adopted by the Company at any time and as amended from time to time.

SECTION 13

NONTRANSFERABILITY OF AWARDS AND STOCK

During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Subject to the following paragraph, an Award may be assignable or transferable by the Participant only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if it is so specified in the Award Agreement; provided, however, that an Incentive Stock Option may only be assignable or transferable by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee in the Award Agreement, and in accordance with applicable law, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. However, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, or any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests (collectively, “Permitted Transferees”); provided further that, (a) there may be no consideration for any such transfer and (b) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.

SECTION 14

NONCOMPETITIVE ACTIONS

The Committee may provide in an Award Agreement a requirement to enter into a noncompetition agreement in connection with the Award or the effect of a violation of a noncompetition agreement on an Award.

SECTION 15

TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, no grant of Awards shall be made after the tenth (10th) anniversary of the Effective Date (the “Term”). Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2 and Section 25), (b) no change in the class of persons eligible to receive Awards or purchase Stock under the Plan or to extend the Term of the Plan, (c) no repricing of an Option or SAR or other amendment as provided in Section 3.3(j) (except by operation of Sections 4.2 or 25 hereof) and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee or otherwise provided in the Plan. In any event, no termination or amendment of the Plan may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule, including Code Section 409A or as otherwise permitted under the Plan, including upon a Change in Control.

SECTION 16

STOCKHOLDER APPROVAL

The Plan is adopted by the Board as of the Effective Date and shall be approved by the stockholders of the Company on or within twelve (12) months of the date of adoption thereof by the Board. Any Awards granted under the Plan prior to such stockholder approval shall not vest or otherwise become payable or exercisable until such stockholder approval is obtained and if an Award does vest or become payable or exercisable due to an acceleration event or alternate payment event prior to such stockholder approval such Award and any payment related thereto shall be forfeited if such stockholder approval is not obtained. In addition, Options or performance-based compensation under Section 8.2 granted prior to stockholder approval of the Plan or in excess of the Stock previously approved by the stockholders shall become exercisable and otherwise shall not be paid no earlier than the date of stockholder approval of the Plan or stockholder approval of such increase in the Stock, as the case may be.

SECTION 17

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company, the Board nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 18

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

SECTION 19

GOVERNING LAW

The Plan and Awards shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

SECTION 20

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 21

RIGHTS AS A STOCKHOLDER

The holder of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

SECTION 22

NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS

Nothing contained in the Plan or Award Agreement shall confer upon any Participant receiving a grant of any Award any right with respect to the continuation of his or her Service with the Company (or any Affiliate) or interfere in any way with the right of the Company (or Affiliate), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Award.

SECTION 23

REORGANIZATION OF COMPANY

The existence of an Award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 24

CODE SECTION 409A

To the extent that any Award is deferred compensation subject to Code Section 409A, the Award Agreement shall comply with the requirements of Code Section 409A including, without limitation, to the extent required using applicable definitions from Code Section 409A, and to the extent required by Code Section 409A, using a more restrictive definition of Change in Control to comply with Code Section 409A or a more restrictive definition of Disability as provided in Code Section 409A. To the extent an Award is deferred compensation subject to Code Section 409A, the Award shall specify a time and form of payment schedule. In addition if any Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

(a)     Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date of the Participant’s Disability, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Notice at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or (vi) the occurrence of an unforeseeable emergency;

(b)     The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service; and

(c)      elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code.

With respect to any Award that is subject to Code Section 409A, in the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six (6) months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee. If an Award is subject to Code Section 409A, as determined by the Committee, the Committee may interpret or amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have an adverse effect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend or interpret the Plan as it deems necessary to comply with Section 409A, including, without limitation, limiting the Committee’s or Company’s discretion with respect to an Award that constitutes deferred compensation to the extent it would violate Code Section 409A, and no Participant consent shall be required even if such an amendment would have an adverse effect on a Participant’s Award. Notwithstanding the foregoing, none of the Company, the Committee, any Company Affiliate or their directors, members, officers, employees or agents of any of the foregoing guarantee or are responsible for the tax consequences to a Participant for an Award including, without limitation, an excise tax under Code Section 409A.

SECTION 25

ADJUSTMENTS UPON A CHANGE IN CONTROL

If a Change in Control occurs, except a Change in Control solely on account of Section 2.1(f)(ii), then the Committee, at its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award Agreement):

(a)     cancel, effective immediately prior to the occurrence of the Change in Control, each outstanding Award (whether or not then exercisable) (including the cancellation of any Options not in the money for which the exercise price is greater than the consideration to be received), and with respect to Options and SARs that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holders of Stock as a result of such Change in Control over (ii) the exercise price of such Award, if any; provided, however, this subsection shall be inapplicable to an Award granted within six (6) months before the occurrence of the Change in Control but only if the Participant is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

(b)     provide for the exchange or substitution of each Award outstanding immediately prior to such Change in Control (whether or not then exercisable) for another award with respect to the Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Award, if any, or in the number of shares of Stock or amount of property (including cash) subject to the Award; or

(c)     provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 25.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Officer of the Company certifies that the foregoing sets forth the Omega Protein Corporation 2015 Long Term Incentive Plan as duly adopted by the Board.

OMEGA PROTEIN CORPORATION By: /s/ Bret Scholtes Name: Bret Scholtes Title: Chief Executive Officer

[Signature Page to Omega Protein Corporation 2015 Long Term Incentive Plan]

ANNUAL MEETING OF STOCKHOLDERS OF

OMEGA PROTEIN CORPORATION

June 25, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement, proxy card and Annual Report to Stockholders for the fiscal year ended December 31, 2014 are available at http://www.astproxyportal.com/ast/03646/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330303000000001000 6 062515

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS to hold office until the 2018 Annual Meeting and until his successor is elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2015.	☐	☐	☐
3. APPROVAL OF THE COMPANY'S 2015 LONG TERM INCENTIVE PLAN.	☐	☐	☐
4. ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION	☐	☐	☐

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 (ALL NOMINEES), "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Please complete, sign and promptly mail this proxy in the enclosed envelope.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

OMEGA PROTEIN CORPORATION

June 25, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement, proxy card and Annual Report to Stockholders for the fiscal year ended December 31, 2014 are available at http://www.astproxyportal.com/ast/03646/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330303000000001000 6 062515

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS to hold office until the 2018 Annual Meeting and until his successor is elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2015.	☐	☐	☐
3. APPROVAL OF THE COMPANY'S 2015 LONG TERM INCENTIVE PLAN.	☐	☐	☐
4. ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION	☐	☐	☐

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 (ALL NOMINEES), "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Please complete, sign and promptly mail this proxy in the enclosed envelope.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

OMEGA PROTEIN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Andrew C. Johannesen, Bret D. Scholtes and John D. Held and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Omega Protein Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on June 25, 2015 or at any adjournment or postponement thereof, as follows:

Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

(Continued and to be signed on the reverse side)

1.1 14475